Exhibit 10.1

Execution Version

PREFERRED RESTRUCTURING AGREEMENT

This PREFERRED RESTRUCTURING AGREEMENT (this “Agreement”), dated as of February 26, 2020, is made and entered into by and among Equitrans Midstream Corporation, a Pennsylvania corporation (the “Company”), EQM Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and the investors set forth on Schedule I hereto (collectively, the “Investors”).  The Company, the Partnership and each of the Investors are referred to herein individually as a “Party” and collectively as the “Parties.” All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Partnership Agreement (as defined below).

R E C I T A L S

WHEREAS, on March 13, 2019, the Partnership entered into that certain Convertible Preferred Unit Purchase Agreement (the “Preferred Purchase Agreement”) with the purchasers party thereto (the “Initial Series A Purchasers”), pursuant to which, among other things, the Partnership agreed to issue and sell Series A Perpetual Convertible Preferred Units representing limited partner interests in the Partnership (the “Series A Preferred Units”) to the Initial Series A Purchasers;

WHEREAS, on March 18, 2019, the Partnership entered into those certain Joinder Agreements to the Preferred Purchase Agreement (collectively, the “Joinder Agreements”) with the purchasers identified therein (the “Joinder Series A Purchasers” and, together with the Initial Series A Purchasers, the “Series A Preferred Unitholders”), pursuant to which, among other things, the Partnership agreed to issue and sell Series A Preferred Units to the Joinder Series A Purchasers;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, EQM LP Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“EQM LP”), LS Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of EQM LP (“Merger Sub”), the Partnership, and EQGP Services, LLC, a Delaware limited liability company and the general partner of the Partnership, are entering into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into the Partnership (the “Merger”), with the Partnership surviving the Merger as an indirect wholly owned subsidiary of the Company;

WHEREAS, the consummation of the Merger will constitute a “Series A Change of Control” and “Partnership Rollup Event” (each as defined in the Partnership Agreement);

WHEREAS, the Investors constitute all of the Series A Preferred Unitholders as of the date of this Agreement;

WHEREAS, pursuant to Section 5.11(b)(vi)(B) of the Partnership Agreement, upon a Series A Change of Control that constitutes a Partnership Rollup Event, each Series A Preferred Unitholder is entitled to elect the treatment of their Series A Preferred Units (the “Series A CoC Options”);

WHEREAS, in lieu of electing a Series A CoC Option as set forth in the Partnership Agreement, and upon performance in full of the Company’s and the Partnership’s obligations hereunder at the Closing (as defined below), in full satisfaction of each Series A Preferred Unitholder’s right to elect a Series A CoC Option under the Partnership Agreement upon the Series A Change of Control and Partnership Rollup Event resulting from the Merger, the Parties desire for (i) the Partnership to redeem in cash from each Investor the number of Series A Preferred Units set forth opposite such Investor’s name under “Redeemed Series A Preferred Units” on Schedule I (the “Redemption”) and (ii) each Investor to exchange (together with the Redemption, the “Restructuring”) the total number of Series A Preferred Units such Investor owns, after giving effect to the Redemption, for the number of Series A Preferred Shares (as defined below) set forth opposite such Investor’s name under “Series A Preferred Shares” on Schedule I (each such Series A Preferred Share constituting a “Series A Substantially Equivalent Unit” as defined in the Partnership Agreement), in each case, on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Investors and the Partnership’s management have discussed the reasons for the Merger and the potential benefits to the unitholders of the Partnership that may result therefrom, and based on such discussions and the terms of the Merger, the Investors desire to support the Merger as more fully described in this Agreement; and

WHEREAS, the Parties are entering into this Agreement to reflect the agreements between the Parties in connection with the Restructuring.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants, and agreements contained in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

Article I
DEFINITIONS

1.1          Definitions.  For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a)                “Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary provided herein, for purposes of this Agreement, no Investor shall be considered an Affiliate of the Company or the Partnership, and no Investor or any of its Affiliates shall be considered Affiliates of any other Investor or any of such other Investor’s Affiliates, in either case, solely by virtue of such Investor’s ownership of the Series A Preferred Shares. Notwithstanding anything in this definition to the contrary, for purposes of this Agreement, (a) the Company Entities and the Partnership Entities, on the one hand, and any Investor, on the other hand, shall not be considered Affiliates and (b) any fund or account managed, advised or subadvised, directly or indirectly, by an Investor or its Affiliates, shall be considered an Affiliate of such Investor.

(b)                “Affiliate Group” means, with respect to each Investor, collectively, such Investor and each of its Affiliates who is also a holder of Series A Preferred Units.

(c)                “Assets” means all of the assets that are owned and operated by the Company Entities or the Partnership Entities, as applicable.

(d)                “Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or any other day on which banking institutions in the State of New York or the Commonwealth of Pennsylvania are authorized or required by Law or other governmental action to close.

(e)                “Certificate of Designations” means the Certificate of Designations establishing the Series A Preferred Shares, in the form attached hereto as Exhibit B.

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(f)                 “Code” means the Internal Revenue Code of 1986, as amended.

(g)                “Common Shares” means the shares of common stock, no par value, of the Company.

(h)                “Company Articles” means the Amended and Restated Articles of the Company, as amended.

(i)                 “Company Disclosure Schedule” has the meaning set forth in the lead-in to Article III.

(j)                 “Company Entities” means the Company and its subsidiaries; provided, however, that none of the Partnership or its subsidiaries shall be considered a Company Entity for purposes of this Agreement.

(k)                “Company Schedule” has the meaning set forth in the lead-in to Article III.

(l)                 “Enforceability Exceptions” means (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at Law) and (ii) public policy, applicable Law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(m)              “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

(n)                “GAAP” means generally accepted accounting principles in the United States of America in effect as of the date hereof; provided, that for the financial statements of the Company prepared as of a certain date, GAAP referenced therein shall be GAAP as of the date of such financial statements.

(o)                “Governmental Authority” means any federal, state, provincial, local or foreign court, tribunal, arbitrator, administrative body or other governmental or quasi-governmental entity, including any head of a government department, body or agency, with competent jurisdiction.

(p)                “Knowledge” means, with respect to the Company, the actual knowledge of the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer of the Company after reasonable inquiry.

(q)                “Laws” means all statutes, regulations, codes, tariffs, ordinances, decisions, administrative interpretations, writs, injunctions, stipulations, statutory rules, orders, judgments, decrees, and terms and conditions of any grant of approval, permission, authority, permit, or license of any court, Governmental Authority, statutory body, or self-regulatory authority (including the New York Stock Exchange).

(r)                 “Lead Investors” means the Investors listed on Exhibit E.

(s)                “Liens” means any lien (statutory or otherwise), encumbrance, security interest, security agreement, pledge, mortgage, conditional sale, trust receipt, charge or claim or a lease, consignment or bailment, preference or priority, assessment, easement, servitude, restriction on transfer or other encumbrance upon or with respect to any property of any kind.

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(t)                 “Material Adverse Effect” means any event, circumstance, occurrence, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have a material and adverse effect on (a) the Assets, liabilities, condition (financial or otherwise), business, results of operations, affairs or prospects of the Company Entities taken as a whole; (b) the ability of the Company Entities taken as a whole to carry on their respective business as such business is conducted as of the date hereof or on the ability of the Company Entities taken as a whole to meet their obligations under the Restructuring Documents on a timely basis; or (c) the ability of the Company or the Company Entities to consummate the transactions contemplated by the Restructuring Documents; provided, however, that a Material Adverse Effect shall not include any material and adverse effect on the foregoing to the extent such material and adverse effect results from, arises out of, or is attributable to (i) a general deterioration in the economy or changes in the general state of the industries in which the Company Entities operate, except, with respect to this clause (i), to the extent that the Company Entities, taken as a whole, are adversely affected in a disproportionate manner as compared to other industry participants, (ii) acts of war (whether or not declared), hostilities, sabotage, terrorism, military actions or the escalation of any of the foregoing, hurricane, flood, tornado, earthquake or other natural disaster, or any other force majeure event, whether or not caused by any Person, or any national or international calamity or crisis, (iii) any change in applicable Law or GAAP or the interpretation or enforcement thereof applicable to any of the Company Entities, (iv) any change in the credit rating of any of the Company Entities or any of their securities (it being understood that the facts and circumstances giving rise to such change in the credit rating may be deemed to constitute, and may be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect if such facts and circumstances are not otherwise described in clauses (i) through (v) of this definition), or (v) any change resulting or arising from (A) the taking of any action by the Company or any of its Affiliates required or otherwise expressly contemplated by this Agreement or consented to or requested by the Investors in writing or (B) the abstaining by the Company or any of its Affiliates from taking any action that is prohibited by this Agreement or which abstention is otherwise requested by the Investors.

(u)                “NYSE” means the New York Stock Exchange.

(v)                “Organizational Documents” means, as applicable, an entity’s agreement or certificate of limited partnership, limited liability company agreement, certificate of formation, certificate or articles of incorporation, bylaws or other similar organizational documents.

(w)               “Partnership Agreement” means the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 10, 2019, as amended by the First Amendment thereto, dated as of October 9, 2019, and the Second Amendment thereto, dated as of February 26, 2020.

(x)                 “Partnership Disclosure Schedule” has the meaning set forth in the lead-in to Article IV.

(y)                “Partnership Entities” has the meaning ascribed to such term in the Preferred Purchase Agreement.

(z)                 “Partnership Schedule” has the meaning set forth in the lead-in to Article IV.

(aa)              “Person” means an individual or entity, including any partnership, corporation, association, trust, limited liability company, joint venture, unincorporated organization, or other entity or Governmental Authority.

(bb)             “Proceeding” means any claim, action, suit, proceeding, arbitration, mediation, investigation, or inquiry by or before any Governmental Authority or otherwise.

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(cc)              “Representatives” of any Person means the officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.

(dd)             “Restructuring Documents” means, collectively, this Agreement, the Certificate of Designations (as defined below), the Registration Rights Agreement and any and all other agreements or instruments executed and delivered by the Company, the Partnership or the Investors hereunder or thereunder.

(ee)              “Rules and Regulations” means the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

(ff)                “SEC Documents” means the Company’s registration statements, reports, schedules and statements required to be filed by it with the Commission under the Exchange Act or the Securities Act and filed prior to the date hereof.

(gg)              “Securities Act” means the Securities Act of 1933, as amended.

(hh)              “Series A Preferred Shares” means the class of shares of the Company designated as “Series A Perpetual Convertible Preferred Shares” with the designations, preferences and relative, participating, optional or other special rights, privileges, powers, duties and obligations as set forth in the Certificate of Designations.

(ii)                “Tax Return” means any return, report or similar filing (including attached schedules, statements and exhibits) filed or required to be filed with respect to Taxes (and any amendments thereto), including any information return, claim for refund or declaration of estimated Taxes.

(jj)                “Taxes” means any foreign, federal, state, local or other taxes of any kind whatsoever (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation or net worth, and taxes in the nature of excise, withholding, ad valorem, value added and production or severance taxes.

(kk)              “Treasury Regulations” means the Treasury regulations promulgated under the Code.

1.2          Other Definitional and Interpretative Provisions.

(a)                The division of this Agreement into articles, sections, and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “Section” followed by a number or a letter refer to the specified Article or Section of this Agreement. The terms “this Agreement,” “hereof,” “herein,” and “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section, or other portion hereof.  Unless otherwise specifically indicated or the context otherwise requires, (i) all references to “dollars” or “$” mean United States dollars, (ii) words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders, and (iii) “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation.”

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(b)                In the event that any date on which any action is required to be taken hereunder by any of the Parties that can only be taken on a Business Day, but such date does not fall on a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day.  Reference to any Party is also a reference to such Party’s permitted successors and assigns. The Exhibits attached to this Agreement are hereby incorporated by reference into this Agreement and form part hereof. Unless otherwise indicated, all references to an “Exhibit” followed by a number or a letter refer to the specified Exhibit to this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, it is the intention of the Parties that this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any of the provisions of this Agreement. In this Agreement, specific provisions shall prevail over general provisions.  Further, prior drafts of this Agreement, or the fact that any clauses have been added, deleted, or otherwise modified from any prior drafts of this Agreement, shall not be used as an aid of construction or otherwise constitute evidence of the intent of the Parties; and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of such prior drafts.

Article II
SERIES A RESTRUCTURING

2.1          Restructuring.

(a)                The Parties hereby acknowledge and agree that in connection with the occurrence of a Series A Change of Control pursuant to the Merger, at the Closing (and further conditioned upon, in the case of the Investors, delivery by the Company and the Partnership, substantially concurrently with the Closing, of the deliverables set forth in Sections 2.10 and 2.11, as applicable) (i) the Partnership will redeem in cash from each Investor the number of Series A Preferred Units set forth opposite such Investor’s name under “Redeemed Series A Preferred Units” on Schedule I (subject to Section 2.1(b)) at a price per Series A Preferred Unit equal to 101% of the sum of (i) the Series A Accrued Amount of such Series A Preferred Unit as of the Closing plus (ii) any Series A Partial Period Distributions on such Series A Preferred Unit as of the Closing (such cash payment as to each Investor, the “Redemption Payment”), and (ii) each Investor will exchange each remaining Series A Preferred Unit, after giving effect to the Redemption, such Investor owns for 2.44 Series A Preferred Shares issued by the Company. In consideration for the foregoing, each Investor hereby waives its rights (including, without limitation, in respect of any notice requirement) granted to such Investor in the Partnership Agreement to elect a Series A CoC Option with respect to the Merger (provided, that for the avoidance of doubt, the foregoing shall not limit any Investor in exercising any such right to make any Series A CoC Option election with respect to any applicable transaction following any termination of this Agreement). Effective as of the Closing, (a) each Investor hereby agrees to surrender for cancellation to the transfer agent of the Partnership (the “Partnership Transfer Agent”), free and clear of any and all Liens other than those arising under the Partnership Agreement, the number of Series A Preferred Units set forth opposite such Investor’s name under the heading “Series A Preferred Units” on Schedule I hereto and (b) upon such surrender, (1) the Partnership hereby agrees to cause the Partnership Transfer Agent to pay to such Investor such Investor’s Redemption Payment in accordance with Section 2.11(a) and (2) the Company hereby agrees to cause the transfer agent of the Company (the “Company Transfer Agent”) to issue to such Investor, free and clear of any and all Liens, the number of Series A Preferred Shares set forth opposite such Investor’s name under the heading “Series A Preferred Shares” on Schedule I hereto. Each Investor hereby acknowledges and agrees that each Series A Preferred Share it receives pursuant to this Agreement and the Certificate of Designations shall constitute a “Series A Substantially Equivalent Unit” as defined in the Partnership Agreement and hereby waives any right to bring any Proceeding against the Partnership or its Affiliates claiming the contrary.

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(b)                Notwithstanding anything to the contrary in this Agreement, each Investor shall have the right, by delivering written notice to the Company and the Partnership not less than five Business Days prior to the Closing, to re-allocate among the Investors in such Investor’s Affiliate Group the number of Series A Preferred Units to be redeemed from each Investor in such Affiliate Group (and the corresponding Redemption Payment to be made to each such Investor) in the Redemption; provided, that such new allocations shall not result in any change to the aggregate number of Series A Preferred Units to be redeemed from all Investors in such Affiliate Group in the Redemption as set forth on Schedule I.

2.2          Closing. Upon the terms and subject to the conditions hereof, the consummation of the Restructuring (the “Closing”) shall take place on the same date (the “Closing Date”) as, and concurrently with, the closing of the Merger, at the offices of Latham & Watkins LLP at 811 Main Street, Suite 3700, Houston, Texas 77002.

2.3           No Further Rights in Series A Preferred Units. Each Investor hereby acknowledges and agrees that, upon surrender of such Investor’s Series A Preferred Units to the Partnership Transfer Agent and receipt of both the Redemption Payment and Series A Preferred Shares in accordance with the terms hereof, such Investor’s rights pursuant to Section 2.1 of this Agreement and Section 5.11(b)(vi) of the Partnership Agreement will be deemed to have been satisfied, and any rights, preferences and privileges afforded to the Investor in the Partnership Agreement as a holder of Series A Preferred Units shall also be automatically canceled and cease to exist.

2.4           NYSE. The Company hereby acknowledges and agrees that, prior to the consummation of the Restructuring, the New York Stock Exchange shall have authorized, upon official notice of issuance, the listing of the Common Shares issuable upon conversion of the Series A Preferred Shares in accordance with the Certificate of Designations (the “Conversion Shares”).

2.5           Support of Merger. In accordance with Section 5.11(b)(ii)(C)(1) of the Partnership Agreement, each Investor hereby acknowledges and agrees that such Investor will vote, or cause to be voted, all Series A Preferred Units owned (beneficially or of record) by such Investor in favor of the Merger and the Merger Agreement at the special meeting of the limited partners of the Partnership for the purposes of considering and voting upon approval of the Merger and the Merger Agreement; provided, however, that no Investor shall be required to comply with the provisions of this Section 2.5 if (a) the Partnership is in violation, breach or default (or, with the giving of notice or lapse of time, would be in violation, breach or default) under any provision of its Organizational Documents or this Agreement or (b) the Company or the Partnership is in violation, breach or default (or, with the giving of notice or lapse of time, would be in violation, breach or default) under any of the Restructuring Documents, except, in the case of clauses (a) and (b), where such breaches, violations or defaults, individually or in the aggregate, would not reasonably be likely to materially impair the ability of the Company or the Partnership to consummate the transactions contemplated by the Merger Agreement or this Agreement.

2.6          Restrictions on Transfer. Until the earlier of (i) the Closing and (ii) the termination of this Agreement, each Investor shall not transfer any of its Series A Preferred Units unless (a) such transfer complies with the terms and conditions of the Partnership Agreement and (b) any assignee of such transferred Series A Preferred Units executes a Joinder Agreement to this Agreement in the form attached hereto as Exhibit F. Notwithstanding anything to the contrary herein, in the event that prior to the Closing any lender, other creditor or counterparty under any Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing (A) exercises any rights or remedies under such Permitted Loan on foreclosure or other exercise of remedies or rights in respect of any pledged Series A Preferred Units and (B) converts any or all of such pledged Series A Preferred Units into Series A Conversion Units in accordance with Section 5.11(b)(v)(A) of the Partnership Agreement, then Section 3.2(b) and Schedule I of this Agreement shall each be appropriately adjusted to reflect such reduction in the number of outstanding Series A Preferred Units and corresponding reduction in the Series A Preferred Shares to be issued at the Closing. In the event any such lender, creditor or counterparty converts less than all Series A Preferred Units held by such Person, the resulting reduction to the number of “Redeemed Series A Preferred Units” and “Series A Preferred Units Not Redeemed” as set forth opposite the applicable Investor’s name on Schedule I shall be made pro rata.

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2.7          Registration Rights Agreement.  Each Investor, the Partnership and the Company, as applicable, hereby agree that, if the Closing occurs and the Series A Preferred Shares are issued to the Investors, then (a) effective as of the Closing, their respective rights under that certain Registration Rights Agreement, dated as of April 10, 2019, by and among the Partnership and the Investors shall terminate without any further action on the part of the Partnership or any Investor, and (b) on the Closing, the Company and each of the Investors shall execute and deliver a Registration Rights Agreement in substantially the form attached hereto as Exhibit A (the “Registration Rights Agreement”).

2.8          DTC Eligibility. The Company will cooperate with the Investors and use its commercially reasonable efforts to cause the Series A Preferred Shares to be eligible for clearance and settlement through the facilities of DTC by the earlier of the twentieth (20th) Business Day following the Closing or the time by which the Series A Preferred Shares have been registered under the Securities Act.

2.9          Certificate of Designations.  Immediately following the Closing, the Company shall file with the Secretary of State of Pennsylvania a Statement with Respect to Shares amending the Company Articles to establish the Series A Preferred Stock as contemplated by the Certificate of Designations, which shall be attached to such Statement with Respect to Shares. The Certificate of Designations shall set forth the designations, preferences and relative, participating, optional or other special rights, privileges, powers, duties and obligations of the Series A Preferred Shares in accordance with Section 1.1 of the Amended and Restated Articles of the Company.

2.10        Deliverables of the Company.  At the Closing, the Company shall deliver, or cause to be delivered, to each Investor:

(a)                 a duly executed Certificate of Designations;

(b)                a counterpart of the Registration Rights Agreement duly executed by the Company;

(c)                evidence of the Series A Preferred Shares being credited to book-entry accounts maintained by the Company Transfer Agent, bearing the legend set forth in Section 10(a)(iii) of the Certificate of Designations;

(d)                an opinion from McGuireWoods LLP, Pennsylvania counsel for the Company, in substantially the form attached hereto as Exhibit C, which shall be addressed to the Investors and dated the Closing Date;

(e)                an opinion from Latham & Watkins LLP, counsel for the Company, in substantially the form attached hereto as Exhibit D, which shall be addressed to the Investors and dated the Closing Date;

(f)                 a certificate of the Secretary of State of the State of Pennsylvania, dated as of the Closing Date or a recent date prior thereto, to the effect that the Company is in good standing in the State of Pennsylvania;

(g)                a certificate signed by an authorized signatory of the Company, dated as of the Closing Date, to the effect that (i) the representations and warranties of the Company set forth in Article III hereto are true and correct, both when made and as of the Closing Date and (ii) the Company has performed in all material respects all of the covenants required to be performed by the Company hereunder on or prior to the Closing Date; and

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(h)                a certificate, dated as of the Closing Date, of the Secretary or Assistant Secretary of the Company certifying as to (i) the Company Articles, (ii) the bylaws of the Company, as amended, (iii) resolutions of the board of directors of the Company authorizing the execution and delivery of the Restructuring Documents and the consummation of the transactions contemplated thereby, including the Restructuring, and (iv) the incumbency of the officers authorized to execute the Restructuring Documents on behalf of the Company, setting forth the name and title and bearing the signatures of such officers, each as in effect as of the Closing.

2.11        Deliverables of the Partnership.  At the Closing, the Partnership shall deliver, or cause to be delivered, to each Investor:

(a)                payment of such Investor’s Redemption Payment, payable by wire transfer of immediately available funds to an account designated at least five Business Days in advance of the Closing Date by such Investor;

(b)                a certificate signed by an authorized signatory of the Partnership, dated as of the Closing Date, to the effect that (i) the representations and warranties of the Partnership set forth in Article IV hereto are true and correct, both when made and as of the Closing Date and (ii) the Partnership has performed in all material respects all of the covenants required to be performed by such Investor hereunder on or prior to the Closing Date; and

(c)                a certificate, dated as of the Closing Date, of the Secretary or Assistant Secretary of the General Partner certifying as to (i) resolutions of the board of directors of the General Partner authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Restructuring, and (ii) the incumbency of the officers authorized to execute this Agreement on behalf of the Partnership, setting forth the name and title and bearing the signatures of such officers, each as in effect as of the Closing.

2.12        Deliverables of the Investors.  At the Closing, each Investor shall deliver, or cause to be delivered, to the Company:

(a)                 a counterpart of the Registration Rights Agreement duly executed by such Investor;

(b)                a duly executed Internal Revenue Service Form W-9 from such Investor;

(c)                a properly executed affidavit prepared in accordance with Treasury Regulations Section 1.1445-2(b) certifying such Investor’s non-foreign status;

(d)                instructions and/or other instruments of transfer, in form and substance reasonably satisfactory to the Partnership Transfer Agent, duly executed by such Investor, surrendering the number of Series A Preferred Units set forth opposite such Investor’s name under the heading “Series A Preferred Units” on Schedule I hereto to the Partnership Transfer Agent; and

(e)                a certificate signed by an authorized signatory of such Investor, dated as of the Closing Date, to the effect that (i) the representations and warranties of such Investor set forth in Article V hereto are true and correct, both when made and as of the Closing Date and (ii) such Investor has performed in all material respects all of the covenants required to be performed by such Investor hereunder on or prior to the Closing Date.

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2.13        Withholding.  Each of the Company, the Partnership, the Company Transfer Agent and the Partnership Transfer Agent are entitled to deduct and withhold from any amounts payable in cash or property pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold under applicable Law with respect to the making of such payment; provided, however, that the Company and the Partnership shall use commercially reasonable efforts to notify such Person in advance of any such deduction and withholding and cooperate with such Person, at such Person’s expense, to reduce or eliminate any such deduction and withholding. Such deduction and withholding may be taken in securities, in which case the Company, the Partnership, the Company Transfer Agent or the Partnership Transfer Agent, as applicable, shall be treated as having sold such securities for an amount of cash equal to the fair market value of such securities at the time of such deemed sale as reasonably determined by the Company, the Partnership, the Company Transfer Agent or the Partnership Transfer Agent, as applicable. To the extent that deducted and withheld amounts (including deemed proceeds from the deemed sale of securities) are paid over to the appropriate Governmental Authority, such amounts (including securities) will be treated for all purposes of this Agreement as having been paid or issued to the Person in respect of which such deduction and withholding was made.

2.14        Tax Treatment.  For U.S. federal income Tax purposes (and for purposes of any applicable state, local or foreign Tax that follows the U.S. federal income Tax treatment), the Parties agree (1) to treat the Redemption as a distribution described in Section 731 of the Code, (2) to treat the exchange of Series A Preferred Units for Series A Preferred Shares as a taxable sale of the Series A Preferred Units by the Investors to the Company and (3) not to treat the Series A Preferred Shares as “preferred stock” under Section 305 of the Code and the Treasury Regulations thereunder. Following the Closing, the Parties shall cooperate in good faith to determine the fair market value of the Series A Preferred Shares received by the Investors. The Parties will prepare and file all Tax Returns consistent with the agreed treatment set forth in this Section 2.14 and the fair market value determination pursuant to the foregoing sentence and will not take any inconsistent position on any Tax Return, or during the course of any proceeding with respect to Taxes, except as otherwise required by applicable Law following a final determination by a court of competent jurisdiction or other administrative settlement with or final administrative decision by the relevant Governmental Authority.

Article III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the schedules accompanying this Agreement (each, a “Company Schedule” and, collectively, the “Company Disclosure Schedule”), the Company represents and warrants to the Investors that:

3.1          Formation and Qualification of the Company Entities. Each of the Company Entities has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the Laws of its jurisdiction of organization with all requisite power and authority, in the case of the Company, to enter into and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby. Each of the Company Entities has all requisite power and authority to own or lease and to operate its properties currently owned or leased and conduct its business as currently conducted and is duly qualified to do business as a foreign corporation, limited partnership or limited liability company, as applicable, and is in good standing under the Laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not reasonably be likely to have a Material Adverse Effect.

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3.2          Capitalization; Issuance.

(a)           As of February 25, 2020, the Company has no capital stock or other equity securities outstanding other than 254,968,290 Common Shares. All such Common Shares have been duly authorized and validly issued in accordance with the Company Articles and are fully paid (to the extent required under the Company Articles) and nonassessable.

(b)           As of the Closing, after giving effect to the Merger and the Restructuring, the Company shall have capital stock or other equity securities outstanding in an aggregate amount no more than the sum of 30,018,446 Series A Preferred Shares issued to the Investors under this Agreement, 254,968,290 Common Shares issued and outstanding as the date hereof, and any capital stock or equity securities (i) to be issued as consideration to unitholders of the Partnership in connection with the Merger and (ii) permitted to be issued by the Company pursuant to Section 6.2(b) of the Merger Agreement.

(c)           The Series A Preferred Shares will be duly authorized by the Company pursuant to the Company Articles prior to the Closing and the Certificate of Designations as of the Closing, and, when issued and delivered to the Investors in exchange for the applicable Series A Preferred Units in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any and all Liens and restrictions on transfer, other than (i) restrictions on transferability that may be imposed by federal or state securities Laws or contained in the Company Articles, the Certificate of Designations or this Agreement and (ii) such Liens as are created by the Investors.

(d)           Except (i) for the Series A Preferred Shares to be issued pursuant to this Agreement, (ii) as expressly provided in the Company Articles or (iii) as disclosed in the SEC Documents or as have been awarded pursuant to the Equitrans Midstream Corporation 2018 Long-Term Incentive Plan or the Equitrans Midstream Corporation Directors’ Deferred Compensation Plan, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, securities or ownership interests in the Company are outstanding.

(e)           The Certificate of Designations sets forth the rights, preferences and priorities of the Series A Preferred Shares, and the holders of the Series A Preferred Shares will have the rights set forth in the Certificate of Designations upon the Closing.

3.3          Authority and Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and the Restructuring Documents and perform its respective obligations hereunder and thereunder. The Company has all requisite corporate power and authority to issue, sell and deliver the Series A Preferred Shares, in accordance with and upon the terms and conditions set forth in this Agreement and the Certificate of Designations.

3.4          Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the other Restructuring Documents has been duly and validly authorized and has been or, with respect to the Restructuring Documents to be delivered at the Closing, will be, validly executed and delivered by the Company. Each of the Restructuring Documents constitutes, or will constitute, the legal, valid and binding obligations of the Company enforceable in accordance with its terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by the Enforceability Exceptions.

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3.5          No Conflicts. None of the issuance or sale by the Company of the Series A Preferred Shares, the execution, delivery and performance of this Agreement or the other Restructuring Documents by the Company, or the consummation of any other transactions contemplated thereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Company Entities, (ii) assuming the amendments, restatements, amendments and restatements, replacement, terminations, waivers, consents and/or modifications referred to in Section 3.5 of the Company Disclosure Schedules are effective, conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, accelerate payment or rights under, or will result in the creation or imposition of any Lien upon any property or Assets of any of the Company Entities under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Company Entities is a party or by which any of them or any of their respective properties may be bound or (iii) violates or will violate any statute, Law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Company Entities or any of their properties in a proceeding to which any of them or their property is a party, or any rule of regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE) except, in the case of clauses (ii) and (iii), where such breaches, violations, defaults or Liens would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated by the Restructuring Documents.

3.6          Organizational Documents. The Organizational Documents of each of the Company Entities have been, and in the case of the Certificate of Designations, at the Closing will be, duly authorized and validly executed and delivered by the parties thereto and are, and in the case of the Certificate of Designations, at the Closing will be, valid and legally binding agreements of such party, enforceable against such party in accordance with their respective terms; provided, that, with respect to each Organizational Document described in this Section 3.6, the enforceability thereof may be limited by the Enforceability Exceptions.

3.7          No Integration. Neither the Company nor any of its Affiliates, nor, to the Company’s Knowledge, any Representative of the foregoing has, directly or indirectly, made any offers or sales of any security of the Company or solicited any offers to buy any security of the Company, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from the registration requirements imposed under Section 5 of the Securities Act for the transactions contemplated hereby or that would require such registration under the Securities Act.

3.8          No Consents. No permit, consent, waiver, license, written exemption from, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body or any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE) having jurisdiction over any of the Company Entities or any of their properties or Assets or approval of the security holders of the Company Entities, is required in connection with the issuance by the Company of the Series A Preferred Shares, the execution, delivery and performance of the Restructuring Documents by the Company or the consummation of the transactions contemplated by the Restructuring Documents by the Company, other than consents (a) required by the Commission in connection with the Company’s obligations under the Registration Rights Agreement, (b) required by the shareholders of the Company in connection with the Merger pursuant to the rules of the NYSE, (c) required under state securities or “Blue Sky” Laws, (d) that have been, or prior to the Closing Date will be, obtained and (e) that, the absence or omission of which would not, individually or in the aggregate, have a Material Adverse Effect.

3.9          SEC Documents. Since January 1, 2019, all the Company’s forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act have been filed with the Commission on a timely basis. Since the filing date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the SEC Documents, at the time filed (or in the case of registration statements, solely on the dates of effectiveness), except to the extent corrected by a subsequent SEC Document, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made in the case of any such documents other than a registration statement, not misleading and (b) complied as to form in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be.

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3.10        Financial Statements.

(a)           The historical financial statements and schedules of the Company (together with its consolidated or combined subsidiaries) included in or incorporated by reference in the SEC Documents present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements under the Securities Act and the Exchange Act and have been prepared in conformity with GAAP in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The other financial information of the Company Entities, including non-GAAP financial measures, if any, contained or incorporated by reference in the SEC Documents has been derived from the accounting records of the Company Entities and fairly presents in all material respects the information purported to be shown thereby. Nothing has come to the attention of the Company that has caused it to believe that the statistical and market-related data included in the SEC Documents is not based on or derived from sources that are reliable and accurate in all material respects as of the date of such information. There are no financial statements (historical or pro forma) that are required to be included in or incorporated by reference in the SEC Documents that are not so included as required; other than as set forth in Section 3.10(a) of the Company Disclosure Schedules, the Company Entities do not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the SEC Documents; and all disclosures contained in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G and Item 10 of Regulation S-K under the Exchange Act, to the extent applicable.

(b)           Since the date of the most recent balance sheet of the Company audited by the Company’s auditor, (i) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects and (ii) based on an annual evaluation of disclosure controls and procedures, the Company is not aware of (A) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting that are likely to adversely affect its ability to record, process, summarize and report financial data or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting of the Company.

3.11        Independent Registered Public Accounting Firm. Ernst & Young LLP, which has audited and certified certain financial statements of the Company and its consolidated or combined subsidiaries (including the related notes thereto), included in or incorporated by reference in the SEC Documents is and was during the periods covered by such financial statements an independent registered public accounting firm with respect to the Company as required by the Exchange Act and the Public Company Accounting Oversight Board (United States). Ernst & Young LLP has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

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3.12        Investment Company. None of the Company Entities is now, and immediately following the issuance of the Series A Preferred Shares to be issued by the Company hereunder and application of the net proceeds from such sale, none will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

3.13        No Unlawful Payment. No Company Entity nor, to the Knowledge of the Company, any director, officer, agent, employee or Affiliate of any Company Entity, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company Entities, and to the Knowledge of the Company, the Affiliates of the Company have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption Laws.

3.14        Money Laundering Laws. The operations of the Company Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any Company Entity with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

3.15        No Conflicts with Sanctions Laws. No Company Entity nor, to the Knowledge of the Company, any director, officer, employee or Affiliate of any Company Entity, is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is any Company Entity located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea region of Ukraine (each, a “Sanctioned Country”); and the Company Entities will not directly or indirectly use the proceeds of the sale of the Series A Preferred Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, none of the Company Entities have knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

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3.17         NYSE Listing. The Common Shares are listed on the NYSE, and the Company has not received any notice of delisting. The issuance and sale of the Series A Preferred Shares hereunder and issuance of Common Shares upon conversion of the Series A Preferred Shares do not contravene NYSE rules and regulations.

3.18        No Investor Side Agreements. Except as previously disclosed in writing to each Person who is an Investor as of the date hereof or as set forth in Section 3.18 of the Company Disclosure Schedules, there are no binding agreements by, among or between the Company Entities or any of their Affiliates, on the one hand, and any Investor or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby, other than the Restructuring Documents.

Article IV
REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

Except as set forth in the schedules accompanying this Agreement (each, a “Partnership Schedule” and, collectively, the “Partnership Disclosure Schedule”), the Partnership represents and warrants to the Investors that:

4.1           Authority and Authorization. The Partnership has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder. The Partnership has all requisite partnership power and authority to redeem in cash the Series A Preferred Units. No approval from the holders of outstanding Common Units is required under the Partnership Agreement or the rules of the NYSE in connection with the Redemption.

4.2          Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Partnership or the General Partner, as the case may be. This Agreement constitutes, or will constitute, the legal, valid and binding obligation of the Partnership or the General Partner, as the case may be, enforceable in accordance with its terms; provided, that, with respect to such agreement, the enforceability thereof may be limited by the Enforceability Exceptions.

4.3          No Consents. No permit, consent, waiver, license, written exemption from, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body or any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE) having jurisdiction over any of the Partnership Entities or any of their properties or Assets or approval of the security holders of the Partnership Entities, is required in connection with the Redemption, the execution, delivery and performance of the Restructuring Documents by the Partnership or the consummation of the transactions contemplated by this Agreement by the Partnership, other than consents (a) that have been, or prior to the Closing Date will be, obtained and (b) consents, the absence or omission of which would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Preferred Purchase Agreement).

4.4          No Investor Side Agreements. Except as previously disclosed in writing to each Person who is an Investor as of the date hereof or as set forth in Section 4.4 of the Partnership Disclosure Schedules, there are no binding agreements by, among or between the Partnership Entities or any of their Affiliates, on the one hand, and any Investor or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby, other than the Restructuring Documents.

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Article V

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each of the Investors, severally but not jointly, represents and warrants to the Company and the Partnership that:

5.1          Existence. Such Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, with full power and authority to own, lease, use and operate its properties and to conduct its business as currently conducted.

5.2          Authority. Such Investor has all requisite power and authority to enter into, deliver and perform its obligations under the Restructuring Documents, and has the right to vote and dispose of, all of the Series A Preferred Units set forth opposite such Investor’s name under the heading “Series A Preferred Units” on Schedule I hereto. All corporate, limited liability company or partnership action required to be taken by such Investor or any of its members or partners for the consummation of the transactions contemplated by the Restructuring Documents has been validly taken. The Restructuring Documents, as applicable, have been or will be duly executed and delivered by such Investor and constitute, or with respect to Restructuring Documents to be executed following the date hereof, will constitute legal, valid and binding obligations of such Investor, enforceable in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions.

5.3          No Conflicts. The execution, delivery and performance of the Restructuring Documents to which such Investor is a party by such Investor and the consummation by such Investor of the transactions contemplated thereby will not (i) conflict with, or constitute a violation of or require the consent of any Person under, any of the terms, conditions or provisions of the Organizational Documents of such Investor, (ii) conflict with, or constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Investor is a party or by which it or any of its properties may be bound, (iii) violate any statute, Law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to such Investor or any of its properties in a proceeding to which it is a party or by which any of its property is subject or (iv) result in the creation or imposition of any Lien upon any property of such Investor, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), could materially impair the ability of such Investor to perform its obligations under the Restructuring Documents or consummate the transactions contemplated thereby.

5.4          Litigation. There is no action, suit or proceeding before or by any federal or state court, commission, arbitrator or governmental or regulatory agency, body or official, domestic or foreign, now pending or, to the knowledge of such Investor, threatened, to which such Investor is or may be a party or to which the business or property of such Investor is or may be subject that is reasonably likely to (i) individually or in the aggregate have a material adverse effect on the business, prospects, financial condition or results of operations of such Investor, taken as a whole, (ii) prevent the consummation of the transactions contemplated by the Restructuring Documents or (iii) in any manner draw into question the validity of the Restructuring Documents.

5.5          Unregistered Securities.

(a)          Investment Intent. Such Investor is acquiring the Series A Preferred Shares for its own account with the present intention of holding Series A Preferred Shares for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or state securities Laws. Other than with respect to any transfers of Series A Preferred Shares as may be made to Affiliates of such Investor after the date hereof in accordance with the terms and conditions of the Certificate of Designations, such Investor does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to such Series A Preferred Shares.

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(b)          Accredited Investor Status; Sophisticated Investor. Such Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act. Such Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of an investment in such Series A Preferred Shares and the Conversion Shares, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

(c)          Information. Such Investor and its Representatives have been furnished with all materials relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the Series A Preferred Shares and the Conversion Shares that such Investor has requested. Such Investor and its Representatives have been afforded the opportunity to ask questions of and speak with members of management of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by such Investor and its Representatives shall modify, amend or affect such Investor’s right (i) to rely on the Company’s representations and warranties contained in Article III or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Such Investor has sought such accounting, legal and Tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Series A Preferred Shares.

(d)          Securities Not Registered. Such Investor acknowledges that the Series A Preferred Shares and the Conversion Shares are not currently registered under the Securities Act or any applicable state securities law and might not be registered in the future, and that such Series A Preferred Shares and, upon their conversion, the Conversion Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable.

(e)          Legends. Such Investor understands that, until such time as the Series A Preferred Shares have been registered pursuant to the provisions of the Securities Act, or the Series A Preferred Shares are otherwise eligible for resale under the Securities Act (including pursuant to Rule 144 promulgated thereunder) without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Series A Preferred Shares will bear a restrictive legend. Such Investor understands that, until such time as the Conversion Shares have been registered pursuant to the provisions of the Securities Act, or the Conversion Shares are otherwise eligible for resale under the Securities Act (including pursuant to Rule 144 promulgated thereunder) without restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares will bear a restrictive legend.

(f)          Reliance by the Company. Such Investor understands that the Company is offering the Series A Preferred Shares in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Series A Preferred Shares and the Conversion Shares issuable upon conversion thereof.

5.6          Series A Preferred Units. Such Investor is the holder (record or beneficial) of, and has the right to vote and dispose of, all of the Series A Preferred Units set forth opposite such Investor’s name under the heading “Series A Preferred Units” on Schedule I hereto.

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Article VI

INDEMNIFICATION, COSTS AND EXPENSES

6.1          Indemnification by the Company. Subject to the limitations set forth in this Agreement, the Company agrees to indemnify each Investor and its Affiliates and Representatives (collectively, “Investor Related Parties”) from, and hold each of them harmless against, any and all losses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all reasonable costs, losses, liabilities, Taxes, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them, whether or not involving a third party claim, as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Company contained herein; provided, that any such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of such representation or warranty (it being understood that (x) for purposes of determining when an indemnification claim has been made, the date upon which an Investor Related Party has given notice (stating in reasonable detail the basis of the claim for indemnification) to the Company shall constitute the date upon which such claim has been made and (y) the aggregate liability of the Company (i) to each Investor pursuant to this Section 6.1 shall not exceed the amount of such Investor’s respective Funding Obligation (as defined in the Preferred Purchase Agreement) and (ii) to all Investors pursuant to this Section 6.1 shall not exceed the Total Funding Obligation (as defined in the Preferred Purchase Agreement)); provided, further, that no Investor Related Party shall be entitled to recover special, indirect, exemplary, incidental, lost profits, speculative or punitive damages.

6.2          Indemnification by the Investors. Subject to the limitations set forth in this Agreement, each Investor agrees, severally and not jointly, to indemnify the Company and its respective Representatives (collectively, “Company Related Parties”) from, and hold each of them harmless against, any and all losses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all reasonable costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them, whether or not involving a third party claim, as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Investor contained herein; provided, that such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of such representation or warranty (it being understood that (x) for purposes of determining when an indemnification claim has been made, the date upon which a Company Related Party has given notice (stating in reasonable detail the basis of the claim for indemnification) to such Investor shall constitute the date upon which such claim has been made and (y) the liability of each such Investor shall not exceed the amount equal to the sum of such Investor’s respective Funding Obligation (as defined in the Preferred Purchase Agreement), plus any distributions paid to such Investor with respect to the Series A Preferred Units, Series A Preferred Shares and any Conversion Shares); provided, further, that no Company Related Party shall be entitled to recover special, indirect, exemplary, incidental, speculative or punitive damages.

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6.3          Indemnification Procedures.

(a)          Promptly after any Company Related Party or Investor Related Party (hereinafter, the “Indemnified Party”) discovers facts giving rise to a claim for indemnification hereunder, including receipt by it of notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding. Failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known and shall include a formal demand for indemnification under this Agreement. The Indemnifying Party shall have the right to defend and settle any such matter, at its own expense and by its own counsel (provided, that such counsel is reasonably satisfactory to the Indemnified Party), as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle such claim, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such matter, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such matter and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party within 30 days of when the Indemnified Party has provided written notice of the claim for indemnification or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(b)          Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrongdoing by, the Indemnified Party.

(c)          Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any third party indemnity claim (but shall be liable for the reasonable fees and expenses of counsel incurred by the Indemnified Party in defending such third party indemnity claim) if the third party indemnity claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party which the Indemnified Party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the third party indemnity claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

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6.4          Survival of Provisions. All the provisions of this Agreement shall survive the Closing, notwithstanding any investigation at any time made by or on behalf of any Party; provided, that the representations and warranties set forth in Article III, Article IV and Article V shall terminate and expire on the date that is 60 days following the date on which the Company files with the Commission its Annual Report on Form 10-K for fiscal year 2020, except (a) the representations and warranties of the Company set forth in Section 3.1 (Formation and Qualification of the Company Entities), Section 3.2 (Capitalization; Issuance), Section 3.3 (Authority and Authorization), Section 3.4 (Authorization of this Agreement), Section 3.6 (Organizational Documents) and Section 3.14 (Money Laundering Laws) (b) the representations and warranties of the Partnership set forth in Section 4.1 (Authority and Authorization) and Section 4.2 (Authorization of this Agreement) and (c) the representations and warranties of each Investor set forth in Section 5.1 (Existence) and Section 5.2 (Authority) shall survive indefinitely. After a representation and warranty has terminated and expired, no indemnification shall or may be sought pursuant to this Article VI on the basis of that representation and warranty by any Person who would have been entitled pursuant to this Article VI to indemnification on the basis of that representation and warranty prior to its termination and expiration; provided, that in the case of each representation and warranty that shall terminate and expire as provided in this Section 6.4, no claim presented in writing for indemnification pursuant to this Article VI on the basis of that representation and warranty prior to its termination and expiration shall be affected in any way by that termination and expiration. The covenants or agreements entered into pursuant to this Agreement to be performed after the Closing shall survive the Closing and shall remain in full force and effect until such covenant or agreement is fully performed in accordance with the terms of this Agreement.

Article VII

MISCELLANEOUS

7.1          Further Assurances.  Each of the Company, the Partnership and the Investors agree to execute and deliver all such documents or instruments, to take all appropriate action and to do all other things it determines to be necessary, proper or advisable under applicable Laws and regulations or as otherwise reasonably requested by the other to consummate the transactions contemplated by this Agreement; provided, however, that nothing in this Agreement will require any Party hereto to hold separate or make any divestiture of any asset or otherwise agree to any restriction on its operations or other burdensome condition which would in any such case be material to its assets, liabilities or business in order to obtain any required consent or approval or other clearance.

7.2          Publicity.  Each Investor consents to and authorizes the Company and the Partnership to include and disclose in any registration statement, prospectus, current report, proxy statement, or information statement that is filed with the Commission in connection with the Merger, and in such other schedules, certificates, applications, agreements, or documents, to be filed with the Commission or otherwise publicly disclosed, as the Company and the Partnership reasonably determine to be necessary or appropriate, the identity of the Investors, the ownership of the Series A Preferred Shares and the nature of the Parties’ respective commitments, arrangements, and understandings pursuant to this Agreement and the other Restructuring Documents only after providing the Lead Investors a reasonable opportunity to review and comment (but only with respect to any disclosure relating to any such Lead Investor) on any such registration statement, prospectus, current report, proxy statement, or information statement that is filed with the Commission in connection with the Merger, and in such other schedules, certificates, applications, agreements, or documents, to be filed with the Commission or otherwise publicly disclosed in connection with the Merger; provided, however, that nothing in this Section 7.2 shall delay any required filing or other disclosure with the Commission or otherwise hinder the Company’s or the Partnership’s ability to timely comply with all Laws or rules and regulations of the Commission.

7.3          Notices.  All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery, via email, or personal delivery to the following addresses:

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if to the Investors, to the addresses set forth on Schedule I hereto.

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP
609 Main Street, Suite 4700
Houston, TX 77002
Attention:	John D. Pitts, P.C.
David Thompson
Email:	john.pitts@kirkland.com
david.thompson@kirkland.com

If to the Company:

Equitrans Midstream Corporation
2200 Energy Drive
Canonsburg, PA 15317
Attention:	Kirk R. Oliver
Stephen M. Moore
Email:	koliver@equitransmidstream.com
smoore@equitransmidstream.com

with copies (which shall not constitute notice) to:

Latham & Watkins LLP 811 Main Street, Suite 3700
Houston, TX 77002
Attention:	Ryan J. Maierson
Nick S. Dhesi
Email:	ryan.maierson@lw.com
nick.dhesi@lw.com

If to the Partnership:

EQM Midstream Partners, LP
2200 Energy Drive
Canonsburg, PA 15317
Attention:	Kirk R. Oliver
Stephen M. Moore
Email:	koliver@equitransmidstream.com
smoore@equitransmidstream.com

with copies (which shall not constitute notice) to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attention:	Ryan J. Maierson
Nick S. Dhesi
Email:	ryan.maierson@lw.com
nick.dhesi@lw.com

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or to such other address as the Company, the Partnership or the Investors may designate to each other in writing from time to time. All notices and communications shall be deemed to have been duly given: (a) at the time delivered by hand, if personally delivered, (b) upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed, (c) upon actual receipt of the email, if sent via email and (d) upon actual receipt when delivered to an air courier guaranteeing overnight delivery. The Company and the Partnership shall promptly notify all Investors in writing upon (A) the granting of any consent or waiver, or the execution and delivery of any amendment, modification or termination of any provision of this Agreement or the Merger Agreement or (B) the termination of this Agreement by any Investor with respect to such Investor pursuant to Section 7.5.

7.4          Specific Waiver.  Except as otherwise provided herein, no amendment, waiver, consent, modification or termination of any provision of this Agreement shall be effective unless signed by the Company, the Partnership and each of the Lead Investors (for the avoidance of doubt, such amendment, waiver, consent, modification or termination shall require the consent of only one member of each Lead Investor’s Affiliate Group); provided, that no amendment or other modification which adversely affects the rights under this Agreement of any Investor in a disproportionate manner relative to any other Investor shall be effective unless consented to in writing by such affected Investor; provided, further, that no amendment or modification which modifies the type or amount of consideration to be received by an Investor hereunder shall be effective unless consented to in writing by such Investor. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, the Partnership or an Investor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which such amendment, supplement, modification, waiver or consent has been made or given. No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies that may be available to a Party at Law or in equity or otherwise.

7.5          Termination.  This Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent of the Company, the Partnership and each of the Lead Investors (for the avoidance of doubt, such termination shall require the written consent of only one member of each Lead Investor’s Affiliate Group); (b) by either the Company and the Partnership, on one hand, or an Investor, with respect to itself but not any other Investor, if any Governmental Authority with lawful jurisdiction shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Restructuring Documents and such order, decree, ruling or other action is or shall have become final and nonappealable, and (c) by an Investor, with respect to itself but not any other Investor, if the Merger is not consummated in accordance with the Merger Agreement on or prior to August 26, 2020 (as such date may be extended by mutual agreement of the Company, the Partnership and the Lead Investors); provided, that any such extension to a date later than February 26, 2021 shall require the consent of each Investor. This Agreement shall terminate automatically upon any termination of the Merger Agreement.

7.6          Expenses.  The Partnership will pay the reasonable out-of-pocket fees and expenses of the primary outside lead legal counsel and one regulatory counsel incurred by the Investors collectively in connection with the transactions contemplated hereby; provided, however, that the Partnership’s obligations pursuant to this sentence shall not exceed $300,000. Each Party will otherwise be responsible for its own out-of-pocket fees and expenses incurred in connection with the transactions contemplated hereby.

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7.7          Entire Agreement; Disclaimer of Reliance.  This Agreement, the other Restructuring Documents and the other agreements and documents referred to herein are intended by the Parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto, in respect of the subject matter contained herein and therein. There are no, and neither the Company nor the Partnership nor any Investor has relied upon, restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or in the other Restructuring Documents with respect to the rights and obligations of the Company, the Partnership, the Investors or any of their respective Affiliates hereunder or thereunder, and each of the Company, the Partnership and the Investors expressly disclaims that it is owed any duties or is entitled to any remedies not expressly set forth in this Agreement or the Certificate of Designations. This Agreement, the Restructuring Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the Parties with respect to such subject matter.

7.8          Binding Effect; Assignment.  This Agreement shall be binding upon the Company, the Partnership each of the Investors and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement and their respective successors and permitted assigns. Without the written consent of the Company and the Partnership, no portion of the rights and obligations of the Investor under this Agreement may be assigned or transferred by the Investor to a Person that is not an Affiliate of the Investor. No portion of the rights and obligations of the Company or the Partnership under this Agreement may be transferred or assigned (including by merger or operation of Law) without the prior written consent of the Investors.

7.9          No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than for purposes of Section 7.10 only, any member, partner, shareholder, unitholder, Affiliate or Representative of the Company, the Partnership or the Investors, or any member, partner, shareholder, unitholder, Affiliate or Representative of any of the foregoing, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

7.10       Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)          This Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution, termination, performance or nonperformance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws that might otherwise require the application of the Laws of any other jurisdiction. Any action against any Party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware (the “Chosen Courts”), and the Parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b)          EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER ARISING OUT OF THIS AGREEMENT TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

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7.11       Specific Performance. Irreparable damage would occur and each Party would not have an adequate remedy at Law in the event that the other Party fails to consummate the Restructuring concurrently with the closing of the Merger. Accordingly, each Party shall be entitled to seek one or more injunctions to cause the consummation of the Restructuring or to prevent any breach of any such obligation or covenant and to enforce specifically this Agreement in the Chosen Courts, in addition to any other remedy to which such Party may be entitled at Law or in equity. Each Party agrees not to dispute or resist any such application for relief on the basis that any other Party to this Agreement has an adequate remedy at Law or that damage arising from such non-performance or breach is not irreparable.

7.12       No Recourse Against Others.

(a)          All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in Law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as inducement to, this Agreement), may be made only against (and are expressly limited to) the Company, the Partnership and the Investors. No Person other than the Company, the Partnership or the Investors, including no member, partner, shareholder, unitholder, Affiliate or Representative thereof, nor any member, partner, shareholder, unitholder, Affiliate or Representative of any of the foregoing, shall have any liability (whether in contract or in tort, in Law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by Law, each of the Company, the Partnership and each Investor hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such third Person.

(b)          Without limiting the foregoing, to the maximum extent permitted by Law, (i) the Company, the Partnership and each Investor hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at Law or in equity, or granted by statute, to avoid or disregard the entity form of the other or otherwise impose liability of the other on any third Person, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (ii) the Company, the Partnership and each Investor disclaims any reliance upon any third Person with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.

7.13       Counterparts.  This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

7.14       Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Laws, but if any provision or portion of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable Laws in any jurisdiction by any applicable Governmental Authority, (a) such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality, or enforceability of any provision in any other jurisdiction, (b) such provision shall be invalid, illegal, or unenforceable only to the extent strictly required by such Governmental Authority, (c) to the extent any such provision is deemed to be invalid, illegal, or unenforceable, each Party agrees that it shall use its commercially reasonable efforts to cause such Governmental Authority to modify such provision so that such provision shall be valid, legal, and enforceable as originally intended to the greatest extent possible, and (d) to the extent that the Governmental Authority does not modify such provision, each of the Parties agree that they shall endeavor in good faith to exercise or modify such provision so that such provision shall be valid, legal, and enforceable as originally intended to the greatest extent possible.

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7.15       Damages.  Anything to the contrary in this Agreement notwithstanding, in no event shall a Party be liable hereunder for (a) any remote, exemplary, or punitive damages or (b) any special, consequential, incidental, or indirect damages or lost profits, except in the case of clause (b), to the extent any such damages or lost profits would otherwise be recoverable under applicable Law in an action for breach of contract.

7.16       Amendment of Merger Agreement; Interim Actions.

(a)          Notwithstanding anything to the contrary in the Restructuring Documents, neither Company, nor the Partnership shall, and each shall cause each of its respective Affiliates not to, amend or modify the Merger Agreement or amend, modify or waive any right under, or the satisfaction of any condition in, the Merger Agreement, in each case, in any manner or respect that would materially and adversely affect any Investor without the prior written consent of each Lead Investor (for the avoidance of doubt, such prior written consent shall require the consent of only one member of each Lead Investor’s Affiliate Group). The Company and the Partnership shall provide the Investors with reasonable updates regarding the status of the transactions contemplated by the Merger Agreement, including with respect to (i) prompt notice of all material developments with respect thereto and (ii) to the extent not duplicative with preceding clause (i), true, correct and complete copies of any written notice given by or to the Company or the Partnership or any of their Affiliates under the Merger Agreement promptly following their receipt or delivery, as applicable.

(b)          Notwithstanding anything to the contrary in the Restructuring Documents, during the term of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall not take any action described under Section 4(d) or 4(e) of the Certificate of Designations, in each case, without the prior written consent of the Investors who, as of the Closing (as set forth on Schedule I, as may be amended), will hold at least 66 2/3% of the Series A Preferred Shares.

7.17       Effect on the Partnership Agreement. Except as expressly set forth in this Agreement, prior to the Closing, (a) all of the terms and conditions of the Partnership Agreement shall continue in full force and effect and remain unchanged and (b) nothing in this Agreement shall be deemed to be an amendment, modification or waiver of any of the rights, preferences and privileges afforded to the Investors in the Partnership Agreement as holders of Series A Preferred Units.

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7.18       Removal of Legend. In connection with a sale of the Series A Preferred Shares or Conversion Shares by an Investor in reliance on Rule 144 promulgated under the Securities Act, the applicable Investor or its broker shall deliver to the Company and the Company Transfer Agent a broker representation letter providing to the Company and the Company Transfer Agent any information the Company deems necessary to determine that such sale is made in compliance with Rule 144, including, as may be appropriate, a certification that the applicable Investor is not an Affiliate of the Company and regarding the length of time the Series A Preferred Shares or Conversion Shares have been held. Upon receipt of such representation letter, the Company shall promptly direct the Company Transfer Agent to remove the legend referred to in Section 5.5(e) from the appropriate book-entry accounts maintained by the Company Transfer Agent, and the Company shall bear all costs associated therewith (including paying the reasonable customary cost of any legal opinion required by the Company Transfer Agent to be rendered in connection with the removal of such legend). After an Investor or its permitted assigns have held the Series A Preferred Shares or Conversion Shares for such time as non-Affiliates are permitted to sell without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Series A Preferred Shares or Conversion Shares and without volume or manner of sale restrictions under Rule 144, if the book-entry accounts for such Series A Preferred Shares or Conversion Shares still bear the restrictive legend referred to in Section 5.5(e), the Company agrees, upon request of such Investor or permitted assignee, to take all steps necessary to promptly effect the removal of the legend described in Section 5.5(e) therefrom, and the Company shall bear all costs associated therewith (including paying the reasonable customary cost of any legal opinion required by the Company Transfer Agent to be rendered in connection with the removal of such legend), regardless of whether the request is made in connection with a sale or otherwise, so long as such Investor or its permitted assigns provide to the Company any information the Company deems necessary to determine that the legend is no longer required under the Rules and Regulations or applicable state laws, including a certification that the holder is not an Affiliate of the Company (and a covenant to inform the Company if it should thereafter become an Affiliate and to consent to the placing of an appropriate restrictive legend on the applicable Series A Preferred Shares in such case) and regarding the length of time the Series A Preferred Shares or Conversion Shares have been held. The Company shall cooperate with the Investors to effect the removal of the legend referred to in Section 5.5(e) at any time such legend is no longer appropriate.

7.19       Tax Information. Reasonably promptly following the Closing, the Company shall deliver to each Investor a reasonable projection of the portion of the Cash Dividends (as defined in the Certificate of Designations) for the current taxable year and the succeeding two taxable years that will be treated as a dividend for U.S. federal income tax purposes. The Company shall use commercially reasonable efforts to deliver, prior to December 15 of each taxable year, to each Investor that owns Series A Preferred Shares as of such date a reasonable projection of the portion of the Cash Dividends (as defined in the Certificate of Designations) for the immediately succeeding taxable year that will be treated as a dividend for U.S. federal income tax purposes.

7.20       Transfer Taxes. The Company shall be responsible for any transfer Taxes or other similar Taxes required to be paid and shall comply with associated Tax reporting requirements, in each case, in connection with the Restructuring.

7.21       No Relationship Among Investors. Notwithstanding anything to the contrary herein, the duties and obligations of the Investors under this Agreement shall be several, not joint. None of the Investors shall have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities to each other or any other Party. No prior history, pattern or practice of sharing confidence among or between any of the Investors and/or the Company or the Partnership shall in any way affect or negate this understanding and agreement. The Investors have no agreement, arrangement or understanding with respect to acting together for the purpose of acquiring, holding, voting or disposing of any securities of any of the Company or the Partnership and do not constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 promulgated thereunder. For the avoidance of doubt: (1) each Investor is entering into this Agreement directly with the Company and the Partnership and not with any other Investor, (2) no other Investor shall have any right to bring any action against any other Investor with respect to this Agreement (or any breach thereof) and (3) no Investor shall, nor shall any action taken by an Investor pursuant to this Agreement, be deemed to be acting in concert or as any group with any other Investor with respect to the obligations under this Agreement nor shall this Agreement create a presumption that the Investors are in any way acting as a group. All rights under this Agreement are separately granted to each Investor by the Company and the Partnership, as applicable, and vice versa. The decision to commit to enter into the transactions contemplated by this Agreement has been made independently by each Investor.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

EQUITRANS MIDSTREAM CORPORATION

By:	/s/ Kirk R. Oliver
Name:	Kirk R. Oliver
Title:	Senior Vice President and Chief Financial Officer

EQM MIDSTREAM PARTNERS, LP

By: EQGP Services, LLC, its general partner

By:	/s/ Kirk R. Oliver
Name:	Kirk R. Oliver
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Preferred Restructuring Agreement

INVESTORS:

INVESTMENT PARTNERS V (II), LLC

By:	BAA Co-Investment Fund (GenPar), LLC, its sole member

By:	BlackRock Financial Management, Inc., its sole member

By:	/s/ Bryan J. Smith
Name:	Bryan J. Smith
Title:	Managing Director

GEPIF III EQM HOLDINGS, L.P.

By:	GEPIF III EQM Holdings GP, LLC, its general partner

By:	/s/ Mark Saxe
Name:	Mark Saxe
Title:	President

GSO EQUITABLE FINANCE LP

By:	GSO Equitable Finance Holdings LLC, its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

Signature Page to Preferred Restructuring Agreement

MTP ENERGY OPPORTUNITIES FUND II LLC

By:	MTP Energy Management LLC, its managing member

By:	Magnetar Financial LLC, its sole member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MTP EOF II IP LLC

By:	MTP Energy Management LLC, its managing member

By:	Magnetar Financial LLC, its sole member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MTP ENERGY MASTER FUND LLC

By:	MTP Energy Management LLC, its manager

By:	Magnetar Financial LLC, its sole member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Signature Page to Preferred Restructuring Agreement

MAGNETAR STRUCTURED CREDIT FUND, LP

By:	Magnetar Financial LLC, its general partner

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MAGNETAR CONSTELLATION FUND V LLC

By:	Magnetar Financial LLC, its manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MAGNETAR LONGHORN FUND LP

By:	Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

SERIES V, A SERIES OF ASTRUM PARTNERS LLC

By:	Magnetar Financial LLC, its manager

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

Signature Page to Preferred Restructuring Agreement

BSOF QMODEM (M) 2 L.P.

By:	Magnetar Financial LLC, its advisor

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MTP EMERALD FUND LLC

By:	MTP Energy Management LLC, its manager

By:	Magnetar Financial LLC, its sole member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

CEQM HOLDINGS, LLC

By:	/s/ Todd Triller
Name:	Todd Triller
Title:	Managing Director

NB BURLINGTON AGGREGATOR LP

By:	/s/ David Lyon
Name:	David Lyon
Title:	Authorized Signatory

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

By: KA Fund Advisors, LLC, its manager

By:	/s/ James C. Baker
Name:	James C. Baker
Title:	Managing Director

Signature Page to Preferred Restructuring Agreement

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

By: KA Fund Advisors, LLC, its manager

By:	/s/ James C. Baker
Name:	James C. Baker
Title:	Managing Director

TORTOISE DIRECT OPPORTUNITIES FUND II, LP

By: Tortoise Direct Opportunities GP II LLC, its general partner

By:	/s/ Michelle Johnston
Name:	Michelle Johnston
Title:	Director

PORTCULLIS PARTNERS, LP

By:	/s/ Duane Kelley
Name:	Duane Kelley
Title:	Vice President

CENTAURUS CAPITAL LP

By:	Centaurus Holdings, LLC, its general partner

By:	/s/ John D. Arnold
Name:	John D. Arnold
Title:	Manager

Signature Page to Preferred Restructuring Agreement

 Schedule I

Investors

Investor:	Series A Preferred Units:	Redeemed Series A Preferred Units:	Series A Preferred Units Not Redeemed:	Series A Preferred Shares:
GSO Equitable Finance LP c/o GSO Capital Partners LP 345 Park Avenue, 31st Floor New York, NY 10154 Attention: Robert Horn Email: robert.horn@gsocap.com; GSOLegal@gsocap.com	6,151,323	3,230,999	2,920,324	7,125,591
MTP Energy Opportunities Fund II LLC Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	2,398,690	1,259,918	1,138,772	2,778,604
MTP EOF II IP LLC Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	320,638	168,416	152,222	371,422
MTP Energy Master Fund LLC Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	1,469,561	771,892	697,669	1,702,312
Magnetar Structured Credit Fund, LP Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	204,019	107,162	96,857	236,331

Schedule I
Preferred Restructuring Agreement

Magnetar Constellation Fund V LLC Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	277,835	145,934	131,901	321,838
Magnetar Longhorn Fund LP Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	338,323	177,705	160,618	391,908
SERIES V, A SERIES OF ASTRUM PARTNERS LLC Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	123,026	64,620	58,406	142,511
BSOF Qmodem (M) 2 L.P. Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	697,150	366,180	330,970	807,567
MTP Emerald Fund LLC Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com Phone: 847-905-4400	65,776	34,549	31,227	76,194

Schedule I
Preferred Restructuring Agreement

Investment Partners V (II), LLC c/o BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022 Attention: Stephen Kavulich Email: GroupBAACorePM@blackrock.com With copy to: c/o BlackRock, Inc. Office of the General Counsel 40 East 52nd Street New York, NY 10022 Attention: David Maryles and Jelena Napolitano Email: legaltransactions@blackrock.com	512,610	269,249	243,361	593,801
GEPIF III EQM Holdings, L.P. c/o BlackRock Financial Management, Inc. 609 Main Street Houston, TX 77002 Attention: Mark Saxe Email: mark.saxe@blackrock.com With copy to: c/o BlackRock, Inc. Office of the General Counsel 40 East 52nd Street New York, NY 10022 Attention: David Maryles and Jelena Napolitano Email: legaltransactions@blackrock.com	6,151,323	3,230,999	2,920,324	7,125,591
CEQM Holdings, LLC 520 Madison Avenue, 38th Floor New York, NY 10022 Attention: Arleen Spangler; Emily Chang Email: Arleen.Spangler@carlyle.com; Emily.Chang@carlyle.com	2,050,441	1,025,221	1,025,220	2,501,537

Schedule I
Preferred Restructuring Agreement

NB Burlington Aggregator LP c/o David Lyon Neuberger Berman 1290 Avenue of the Americas, 43rd Floor New York, NY 10104 David.lyon@nb.com With copies to: Dean Winick Neuberger Berman 1290 Avenue of the Americas, 24th Floor New York, NY 10104 Dean.winick@nb.com	2,050,441	512,610	1,537,831	3,752,308
Kayne Anderson MLP/Midstream Investment Company c/o KA Fund Advisors, LLC Attention: James C. Baker 811 Main Street, 14th Floor Houston, TX 77002 Email: jbaker@kaynecapital.com	1,025,220	538,500	486,720	1,187,597
Kayne Anderson Midstream/Energy Fund, Inc. c/o KA Fund Advisors, LLC Attention: James C. Baker 811 Main Street, 14th Floor Houston, TX 77002 Email: jbaker@kaynecapital.com	205,044	107,700	97,344	237,519
Centaurus Capital LP 1717 West Loop South, Suite 1800 Houston, TX 77027 Email: cameron@centcap.net; allen@centcap.net	307,566	161,549	146,017	356,281
Tortoise Direct Opportunities Fund II, LP c/o Tortoise Capital Advisors 5100 W. 115th Place Leawood, KS 66211 Email: spang@tortoiseadvisors.com	205,044	102,522	102,522	250,154
Portcullis Partners, LP 11 Greenway Plaza, Suite 2000 Houston, TX 77046 Email: duanekelley@wvmorgan.com Phone: 713-877-8033	51,261	26,925	24,336	59,380
Total	24,605,291	12,302,650	12,302,641	30,018,446

Schedule I
Preferred Restructuring Agreement

Exhibit A

Form of Registration Rights Agreement

[See attached.]

Exhibit A

Preferred Restructuring Agreement

EQUITRANS MIDSTREAM CORPORATION and THE PURCHASERS NAMED ON SCHEDULE A HERETO
FORM OF REGISTRATION RIGHTS AGREEMENT Dated [ • ], 2020

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [ • ], 2020 (this “Agreement”), is entered into by and among Equitrans Midstream Corporation, a Pennsylvania corporation (the “Company”), and each of the Persons set forth on Schedule A hereto (the “Purchasers”).

WHEREAS, in connection with the closing of that certain Preferred Restructuring Agreement, dated as of February 26, 2020, by and among the Company, EQM Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and the Purchasers (the “Restructuring Agreement”), $600.0 million of the Partnership’s Series A Perpetual Convertible Preferred Units (each, a “Series A Preferred Unit”) issued and outstanding immediately prior to the closing of the transactions contemplated by the Restructuring Agreement were redeemed by the Partnership at a price equal to $[ • ]1 per Series A Preferred Unit and the remaining portion of the Series A Preferred Units issued and outstanding immediately prior to the closing of the transactions contemplated by the Restructuring Agreement were exchanged for newly issued Series A Preferred Shares (as defined below) of the Company; and

WHEREAS, pursuant to the terms of the Restructuring Agreement, the Company and each of the Purchasers agreed to execute and deliver an agreement governing registration and other rights among the parties thereto as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Article I.

DEFINITIONS

Section 1.01       Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary provided herein, for purposes of this Agreement, no Series A Preferred Shareholder shall be considered an Affiliate of the Company or its subsidiaries, and no Series A Preferred Shareholder or any of its Affiliates shall be considered Affiliates of any other Series A Preferred Shareholder or any of such other Series A Preferred Shareholder’s Affiliates, in either case, solely by virtue of such Series A Preferred Shareholder’s ownership of the Series A Preferred Shares. Notwithstanding anything in this definition to the contrary, for purposes of this Agreement, (a) the Company and its subsidiaries, on the one hand, and any Series A Preferred Shareholder, on the other hand, shall not be considered Affiliates and (b) any fund or account managed, advised or subadvised, directly or indirectly, by a Series A Preferred Shareholder or its Affiliates, shall be considered an Affiliate of such Series A Preferred Shareholder.

1 To be calculated in accordance with the Preferred Restructuring Agreement.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Articles of Incorporation” means the Amended and Restated Articles of Incorporation of the Company, dated as of November 12, 2018.

“BlackRock” means, collectively, the Purchasers listed on Annex A hereto under the heading “BlackRock”, and their permitted assignees.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or Commonwealth of Pennsylvania are authorized or required by law or other governmental action to close.

“Certificate of Designations” means the Certificate of Designations of the Company relating to Series A Preferred Shares, dated [ • ], 2020, as it may be amended from time to time in accordance therewith.

“Change of Control” has the meaning set forth in the Certificate of Designations.

“Commission” means the United States Securities and Exchange Commission.

“Common Share Registrable Securities” means (a) the shares of Common Stock issuable upon conversion of the Purchased Shares and (b) any other securities issued or issuable with respect to or in exchange for the shares of Common Stock issuable upon conversion of the Purchased Shares, whether in connection with a Change of Control or Company Restructuring Event or by merger, consolidation, reorganization, charter amendment, sale of all or substantially all assets or otherwise, all of which are subject to the rights provided herein until such time as such securities cease to be Registrable Securities pursuant to Section 1.02.

“Common Stock” means the shares of common stock, no par value, of the Company, with the rights and obligations specified in the Articles of Incorporation, or any other security issued or issuable with respect to or in exchange for Common Stock, whether in connection with a Change of Control or Company Restructuring Event or by merger, consolidation, reorganization, charter amendment, sale of all or substantially all assets or otherwise.

“Company” has the meaning set forth in the introductory paragraph of this Agreement.

“Company Restructuring Event” has the meaning set forth in the Certificate of Designations.

“Effective Date” means the date of effectiveness of any Registration Statement.

“Effectiveness Period” has the meaning specified in Section 2.01(a).

“EQT RRA” means that certain shareholder and registration rights agreement, dated as of November 12, 2018, by and between EQT Corporation and the Company.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“GSO” means, collectively, the Purchasers listed on Annex A hereto under the heading “GSO”, and their permitted assignees.

“Holder” means the record holder of any Registrable Securities.

“Holder Underwriter Registration Statement” has the meaning specified in Section 2.04(q).

“Included Registrable Securities” has the meaning specified in Section 2.02(a).

“Initiating Holder” has the meaning specified in Section 2.03(d).

“Lead Investors” means collectively, BlackRock, GSO, Magnetar and, solely for purposes of Section 2.02(b), Investment Partners V (II), LLC.

“Liquidated Damages” has the meaning specified in Section 2.01(b).

“Liquidated Damages Multiplier” means the product of (a) the Purchased Share Price and (b) the number of Registrable Securities then held by the applicable Holder and to be included on the applicable Registration Statement.

“Losses” has the meaning specified in Section 2.08(a).

“Magnetar” means, collectively, the Purchasers listed on Annex A hereto under the heading “Magnetar”, and their permitted assignees.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.

“National Securities Exchange” means either the New York Stock Exchange, the Nasdaq Stock Market, an exchange registered with the Commission under Section 6(a) of the Exchange Act (or any successor to such Section) or any other securities exchange (whether or not registered with the Commission under Section 6(a) (or successor to such Section) of the Exchange Act) on which shares of Common Stock are then listed.

“Other Holder” has the meaning specified in Section 2.02(a).

“Partnership” has the meaning set forth in the Recitals of this Agreement.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.

“Piggyback Notice” has the meaning specified in Section 2.02(a).

“Piggyback Opt-Out Notice” has the meaning specified in Section 2.02(a).

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“Piggyback Registration” has the meaning specified in Section 2.02(a).

“Purchased Share Price” means $19.99 per share.

“Purchased Shares” means the Series A Preferred Shares to be issued and delivered to the Purchasers pursuant to the Restructuring Agreement.

“Purchasers” has the meaning set forth in the introductory paragraph of this Agreement.

“Registrable Securities” means the Common Share Registrable Securities and the Series A Preferred Share Registrable Securities.

“Registration” means any registration pursuant to this Agreement, including pursuant to a Registration Statement or a Piggyback Registration.

“Registrable Securities Required Voting Percentage” means a majority of the outstanding Registrable Securities voting together as a single class, including the Series A Preferred Share Registrable Securities on an as-converted basis to Common Share Registrable Securities.

“Registration Expenses” has the meaning specified in Section 2.07(a).

“Registration Statement” has the meaning specified in Section 2.01(a).

“Restructuring Agreement” has the meaning set forth in the Recitals of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” has the meaning specified in Section 2.07(a).

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

“Selling Holder Indemnified Persons” has the meaning specified in Section 2.08(a).

“Series A Preferred Share Registrable Securities” means the (a) Purchased Shares and (b) any other securities issued or issuable with respect to or in exchange for the Purchased Shares, whether in connection with a Change of Control or Company Restructuring Event or by merger, consolidation, reorganization, charter amendment, sale of all or substantially all assets or otherwise, all of which are subject to the rights of Series A Preferred Share Registrable Securities provided herein until such time as such securities either (i) convert into shares of Common Stock pursuant to the terms of the Certificate of Designations or (ii) cease to be Registrable Securities pursuant to Section 1.02.

“Series A Preferred Shares” means the Company’s Series A Perpetual Convertible Preferred Shares, no par value, with the rights and obligations specified in the Certificate of Designations.

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“Series A Preferred Shareholder” means a record holder of Series A Preferred Shares.

“Series A Preferred Unit” has the meaning set forth in the recitals.

“Target Effective Date” has the meaning specified in Section 2.01(a).

“Underwriter” means, with respect to any Underwritten Offering, the underwriters of such Underwritten Offering.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Series A Preferred Shares or shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“WKSI” means a well-known seasoned issuer (as defined in the rules and regulations of the Commission).

Section 1.02       Registrable Securities. Any Registrable Security will cease to be a Registrable Security upon the earliest to occur of the following: (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement, (b) when such Registrable Security has been disposed of (excluding transfers or assignments by a Holder to an Affiliate or to another Holder or any of its Affiliates or to any assignee or transferee to whom the rights under this Agreement have been transferred pursuant to Section 2.10) pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, (c) when such Registrable Security is held by the Company or any of its direct or indirect subsidiaries and (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.10. In addition, a Holder will cease to have rights to require registration of any Registrable Securities held by that Holder under this Agreement on the second anniversary of the date on which all Series A Preferred Shares have been converted into shares of Common Stock.

Article II.

REGISTRATION RIGHTS

Section 2.01       Shelf Registration.

(a)         Shelf Registration. The Company shall use its commercially reasonable efforts to (i) prepare and file an initial registration statement under the Securities Act to permit the resale of Registrable Securities from time to time as permitted by Rule 415 (or any similar provision adopted by the Commission then in effect) of the Securities Act (a “Registration Statement”) and (ii) cause such initial Registration Statement to become effective no later than twenty (20) Business Days following the date hereof (the “Target Effective Date”). The Company will use its commercially reasonable efforts to cause such initial Registration Statement filed pursuant to this Section 2.01(a) to be continuously effective under the Securities Act, with respect to any Holder, until the earliest to occur of the following: (A) the date on which there are no longer any Registrable Securities outstanding and (B) the second anniversary of the date on which all Series A Preferred Shares have been converted into shares of Common Stock (in each case of clause (A) or (B) the “Effectiveness Period”). A Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided that, if the Company is then eligible, it shall file such Registration Statement on Form S-3 and, if eligible, pursuant to an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act. A Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Registration Statement becomes effective, but in any event within three (3) Business Days of such date, the Company shall provide the Holders with written notice of the effectiveness of such Registration Statement. The Company shall not be obligated to have more than one effective Registration Statement at any given time pursuant to this Section 2.01.

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(b)        Failure to Become Effective. If a Registration Statement required by Section 2.01(a) does not become or is not declared effective by the Target Effective Date, then each Holder shall be entitled to a payment (with respect to each of the Holder’s Registrable Securities which are included in such Registration Statement), as liquidated damages and not as a penalty, of (i) for each non-overlapping 30-day period for the first 60 days following the Target Effective Date, an amount equal to 0.25% of the Liquidated Damages Multiplier, and (ii) for each non-overlapping 30-day period beginning on the 61st day following the Target Effective Date, an amount equal to the amount set forth in clause (i) plus an additional 0.25% of the Liquidated Damages Multiplier for each subsequent 60 days (i.e., 0.5% for 61-120 days, 0.75% for 121-180 days, and 1.0% thereafter), up to a maximum amount equal to 1.0% of the Liquidated Damages Multiplier per non-overlapping 30-day period (the “Liquidated Damages”), until such time as such Registration Statement is declared or becomes effective or there are no longer any Registrable Securities outstanding. The Liquidated Damages shall be payable within ten (10) Business Days after the end of each such 30-day period in immediately available funds to the account or accounts specified by the applicable Holders. Any amount of Liquidated Damages shall be prorated for any period of less than thirty (30) days accruing during any period for which a Holder is entitled to Liquidated Damages hereunder.

(c)         Waiver of Liquidated Damages. If the Company is unable to cause a Registration Statement to become effective on or before the Target Effective Date, then the Company may request a waiver of the Liquidated Damages, which may be granted by the consent of the Holders of at least the Registrable Securities Required Voting Percentage, in their sole discretion, and which such waiver shall apply to all the Holders of Registrable Securities included on such Registration Statement.

(d)         Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in a Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of such Registration Statement (in which event the Selling Holder shall suspend sales of the Registrable Securities pursuant to such Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in such Registration Statement or (ii) the Company or any of its Affiliates has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would materially and adversely affect the Company; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to such Registration Statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in such Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement. For the avoidance of doubt, the provisions of this Section 2.01(d) shall apply to any Underwritten Offering undertaken pursuant to Section 2.03.

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Section 2.02       Piggyback Registration.

(a)         Participation. If at any time the Company proposes to file (i) a Registration Statement (other than a Registration Statement contemplated by Section 2.01(a)) on behalf of any other Person who has or has been granted registration rights related to an Underwritten Offering (the “Other Holder”), or (ii) a prospectus supplement relating to the sale of shares of Common Stock by any Other Holders to an effective registration statement, so long as the Company is a WKSI at such time or, whether or not the Company is a WKSI, so long as the Common Share Registrable Securities were previously included in the underlying shelf Registration Statement or are included on an effective Registration Statement, or in any case in which Holders may participate in such offering without the filing of a post-effective amendment, in each case, for the sale of shares of Common Stock by Other Holders in an Underwritten Offering, then the Company shall give not less than four (4) Business Days’ notice (including, but not limited to, notification by electronic mail) (the “Piggyback Notice”) of such proposed Underwritten Offering to each Holder that, together with its Affiliates, owns at least $15 million of Common Share Registrable Securities and such Piggyback Notice shall offer such Holder the opportunity to include in such Underwritten Offering for Other Holders such number of Common Share Registrable Securities (the “Included Registrable Securities”) as such Holder may request in writing (a “Piggyback Registration”); provided, however, that the Company shall not be required to offer such opportunity (A) to such Holders if the Holders, together with their Affiliates, do not offer a minimum of $15 million of Common Share Registrable Securities, in the aggregate (determined by multiplying the number of Common Share Registrable Securities owned by the average of the closing price on the National Securities Exchange for the shares of Common Stock for the ten (10) trading days preceding the date of such notice), or such lesser amount if it constitutes the remaining holdings of the Holder and its Affiliates, or (B) to such Holders if and to the extent that the Company has been advised by the Managing Underwriter that the inclusion of Common Share Registrable Securities for sale for the benefit of such Holders will have an adverse effect on the price, timing or distribution of the shares of Common Stock in such Underwritten Offering, then the amount of Common Share Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Each Piggyback Notice shall be provided to Holders on a Business Day pursuant to Section 3.01 and receipt of such notice shall be confirmed and kept confidential by the Holders until either (x) such proposed Underwritten Offering has been publicly announced by the Company or (y) the Holders have received notice from the Company that such proposed Underwritten Offering has been abandoned, which the Company shall provide to the Holders reasonably promptly after the final decision to abandon a proposed Underwritten Offering has been made. Each such Holder will have four (4) Business Days (or two (2) Business Days in connection with any overnight or bought Underwritten Offering) after such Piggyback Notice has been delivered to request in writing to the Company the inclusion of Common Share Registrable Securities in the Underwritten Offering for Other Holders. If no request for inclusion from a Holder is received by the Company within the specified time or if a Holder states in its response to the Piggyback Notice that it declines the opportunity to include Registrable Securities in the Underwritten Offering, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of the Company’s intention to undertake an Underwritten Offering for Other Holders and prior to the pricing of such Underwritten Offering, such Underwritten Offering is terminated or delayed pursuant to the provisions of this Agreement, the Company may, at its election, give written notice of such determination to the Selling Holders and, (1) in the case of a termination of such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (2) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Common Share Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal at least one (1) Business Day prior to the time of pricing of such Underwritten Offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering for Other Holders; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings for Other Holders pursuant to this Section 2.02(a), unless such Piggyback Opt-Out Notice is revoked by such Holder. The Holders listed on Schedule B shall each be deemed to have delivered a Piggyback Opt-Out Notice as of the date hereof.

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(b)        Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering for Other Holders advise the Company that the total amount of Common Share Registrable Securities that Holders intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Share Registrable Securities offered or the market for the shares of Common Stock, then the Company shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advise the Company can be sold without having such adverse effect, with such number to be allocated (i) in the event that the Person that initiated such Underwritten Offering is the Company or any of the Company’s subsidiaries, (A) first, to the Company or the Company’s subsidiaries, (B) second, pro rata among the members of the Parent Group (as defined in the EQT RRA) exercising registration rights pursuant to Section 2.02 of the EQT RRA related to such offering, (C) third, pro rata among any Holders who are Lead Investors and exercising piggyback registration rights pursuant to this Section 2.02 related to such offering, (D) fourth, pro rata among (1) all other Holders who are exercising piggyback registration rights pursuant to this Section 2.02 related to such offering and (2) any Persons owning shares of Common Stock, having piggyback registration rights pari passu to those of the Holders described in this Section 2.02(b)(i)(C) and exercising such piggyback registration rights and (E) fifth, pro rata among any Persons owning shares of Common Stock having piggyback registration rights subordinate to those of the Holders and exercising such piggyback registration rights and (ii) in the event that any Person other than the Company or any of the Company’s subsidiaries initiated such Underwritten Offering, (A) first, the Person that initiated such Underwritten Offering, (B) second, pro rata among the members of the Parent Group (as defined in the EQT RRA) exercising registration rights pursuant to Section 2.02 of the EQT RRA related to such offering, (C) third, to any Holders who are Lead Investors and exercising piggyback registration rights pursuant to this Section 2.02 related to such offering, (D) fourth, pro rata among (1) all other Holders who are exercising piggyback registration rights pursuant to this Section 2.02 related to such offering and (2) any Persons owning shares of Common Stock, having piggyback registration rights pari passu to those of the Holders described in this Section 2.02(b)(ii) and exercising such piggyback registration rights and (E) fifth, pro rata among the Company or any of the Company’s subsidiaries (to the extent that such Person was not the Person initiating the Underwritten Offering on its own behalf) and Persons owning shares of Common Stock, having piggyback registration rights subordinate to those of the Holders and exercising such piggyback registration rights (pro rata, as used in this Section 2.02, based, for each such Person or Holder, as applicable, on the percentage derived by dividing (x) the number of shares of Common Stock proposed to be sold by such Person or Holder, as applicable, in such offering by (y) the aggregate number of shares of Common Stock proposed to be sold by the Persons sharing in the same tier of pro rata allocation).

Section 2.03       Underwritten Offering.

(a)        Common Share Registration. Subject to the limitation set forth in Section 2.03(c) below, in the event that any of BlackRock, GSO or Magnetar elects to dispose of Common Share Registrable Securities under a Registration Statement pursuant to an Underwritten Offering and either (i) reasonably expects gross proceeds of at least $65 million from such Underwritten Offering (together with any Common Share Registrable Securities to be disposed of by a Selling Holder who has elected to participate in such Underwritten Offering pursuant to Section 2.02) or (ii) reasonably expects gross proceeds of at least $30 million from such Underwritten Offering (together with any Common Share Registrable Securities to be disposed of by a Selling Holder who has elected to participate in such Underwritten Offering pursuant to Section 2.02) and such Common Share Registrable Securities represent 100% of the then outstanding Common Share Registrable Securities held by the applicable Selling Holder and Affiliates, the Company shall, at the written request of such Selling Holder(s), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the Managing Underwriter or Underwriters selected by the Company (subject to the written consent of the Lead Investor initiating such Underwritten Offering, which consent shall not be unreasonably withheld), which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.08, and shall take all such other reasonable actions as are requested by the Managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Common Share Registrable Securities.

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(b)        Preferred Share Registration. Subject to the limitation set forth in Section 2.03(c) below, in the event that any of BlackRock, GSO or Magnetar, individually, or Holders holding at least 66 ⅔% of the outstanding Series A Preferred Share Registrable Securities not held by the Lead Investors at such time, collectively, elects to dispose of Series A Preferred Share Registrable Securities under a Registration Statement pursuant to an Underwritten Offering and either (i) reasonably expects gross proceeds of at least $65 million from such Underwritten Offering or (ii) reasonably expects gross proceeds of at least $30 million from such Underwritten Offering and such Series A Preferred Share Registrable Securities represent 100% of the then outstanding Series A Preferred Share Registrable Securities held by the applicable Selling Holder and Affiliates, the Company shall, at the written request of such Selling Holder(s), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the Managing Underwriter or Underwriters selected by the Company (subject to the written consent of the Lead Investor initiating such Underwritten Offering, which consent shall not be unreasonably withheld), which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.08, and shall take all such other reasonable actions as are requested by the Managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Series A Preferred Share Registrable Securities.

(c)         Limitations on Registration. The Company shall have no obligation to facilitate or participate in, including entering into any underwriting agreement, for more than (i) two Underwritten Offerings pursuant to Section 2.03(a) hereof at the request of BlackRock, (ii) two Underwritten Offerings pursuant to Section 2.03(a) hereof at the request of GSO, (iii) two Underwritten Offerings pursuant to Section 2.03(a) hereof at the request of Magnetar, (iv) one Underwritten Offering pursuant to Section 2.03(b) hereof at the request of BlackRock, (v) one Underwritten Offering pursuant to Section 2.03(b) hereof at the request of GSO, (vi) one Underwritten Offering pursuant to Section 2.03(b) hereof at the request of Magnetar and (vii) one Underwritten Offering pursuant to Section 2.03(b) hereof at the request of Holders holding at least 66 ⅔% of the outstanding Series A Preferred Share Registrable Securities not held by the Lead Investors at such time; provided, further, that none of the foregoing Underwritten Offerings in clauses (i) through (vii) above shall occur within 180 days of each other; provided, further, that if the Company or its Affiliates are conducting or actively pursuing a securities offering of the Company’s Common Stock and/or Series A Preferred Shares with anticipated gross offering proceeds of at least $100 million (other than in connection with any at-the-market offering or similar continuous offering program), then the Company may suspend such Selling Holder’s right to require the Company to conduct an Underwritten Offering on such Selling Holder’s behalf pursuant to this Section 2.03; provided, however, that the Company may only suspend such Selling Holder’s right to require the Company to conduct an Underwritten Offering pursuant to this Section 2.03 once in any six-month period and in no event for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period.

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(d)         General Procedures. In connection with any Underwritten Offering contemplated by Section 2.03(a) or Section 2.03(b), the underwriting agreement into which each Selling Holder and the Company shall enter shall contain such representations, covenants, indemnities (subject to Section 2.08) and other rights and obligations as are customary in Underwritten Offerings of securities by the Company. No Selling Holder shall be required to make any representations or warranties to, or agreements with, the Company or the Underwriters other than representations, warranties or agreements regarding such Selling Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law. If any Selling Holder disapproves of the terms of an Underwritten Offering contemplated by this Section 2.03, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least one (1) Business Day prior to the time of pricing of such Underwritten Offering to be effective; provided, further, that in the event the Managing Underwriter or Underwriters of any proposed Underwritten Offering advise the Company that the total amount of Registrable Securities that Holders intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered or the market for the shares of Common Stock or Series A Preferred Shares, and the amount of Registrable Securities requested to be included in such Underwritten Offering by the Holder that initiated such Underwritten Offering pursuant to Section 2.03(a) or Section 2.03(b) (the “Initiating Holder”) is reduced by 50% or more, the Initiating Holder will have the right to withdraw from such Underwritten Offering by delivering notice to the Company at least one (1) Business Day prior to the time of pricing of such Underwritten Offering, in which case the Company will have no obligation to proceed with such Underwritten Offering and such Underwritten Offering, whether or not completed, will not decrease the number of Underwritten Offerings the Initiating Holder shall have the right and option to request under this Section 2.03. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.

Section 2.04       Further Obligations. In connection with its obligations under this Article II, the Company will:

(a)        promptly prepare and file with the Commission such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(b)        if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering under a Registration Statement and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of such Underwritten Offering, use its commercially reasonable efforts to include such information in such prospectus supplement;

(c)         furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and, to the extent timely received, make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (ii) such number of copies of such Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the resale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

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(d)        if applicable, use its commercially reasonable efforts to promptly register or qualify the Registrable Securities covered by any Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e)         promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of a Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to a Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to any such Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(f)         promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is reasonably necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

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(g)        upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(h)        in the case of an Underwritten Offering, furnish, or use its reasonable efforts to cause to be furnished, upon request, (i) an opinion of counsel for the Company addressed to the Underwriters, dated as of the date of the closing under the applicable underwriting agreement and (ii) a “comfort letter” addressed to the Underwriters, dated as of the pricing date of such Underwritten Offering and a letter of like kind dated as of the date of the closing under the applicable underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort letter” shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Company and such other matters as such Underwriters may reasonably request;

(i)          otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(j)          make available to the appropriate representatives of the Managing Underwriter during normal business hours access to such information and Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, however, that the Company need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;

(k)         (i) use its commercially reasonable efforts to cause all Common Share Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed and (ii) upon the written request of Purchasers holding a majority of the Series A Preferred Share Registrable Securities (which majority must include two of the three Lead Investors), use its best efforts to cause all Series A Preferred Share Registrable Securities registered pursuant to this Agreement to be listed on the securities exchange or nationally recognized quotation system on which Common Share Registrable Securities are then listed;

(l)          use its commercially reasonable efforts to cause Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(m)        provide a transfer agent and registrar for all Registrable Securities covered by any Registration Statement not later than the Effective Date of such Registration Statement;

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(n)         enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the Underwriters, if any, in order to expedite or facilitate the disposition of Registrable Securities (including making appropriate officers of the Company available to participate in customary marketing activities); provided, however, that the officers of the Company shall not be required to dedicate an unreasonably burdensome amount of time in connection with any roadshow and related marketing activities for any Underwritten Offering;

(o)         if reasonably requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(p)         if reasonably required by the Company’s transfer agent, promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to transfer such Registrable Securities without legend upon sale by the Holder of such Registrable Securities under the Registration Statement; and

(q)         if any Holder could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the Registration Statement and any amendment or supplement thereof (a “Holder Underwriter Registration Statement”), then reasonably cooperate with such Holder in allowing such Holder to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy its obligations in respect thereof. In addition, at any Holder’s request, the Company will furnish to such Holder, on the date of the effectiveness of the Holder Underwriter Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request (provided that such request shall not be more frequently than on an annual basis unless such Holder is offering Registrable Securities pursuant to a Holder Underwriter Registration Statement), (i) a “comfort letter”, dated as of such date, from the Company’s independent certified public accountants in form and substance as has been customarily given by independent certified public accountants to underwriters in Underwritten Offerings of securities by the Company, addressed to such Holder, (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of the Holder Underwriter Registration Statement, in form, scope and substance as has been customarily given in Underwritten Offerings of securities by the Company, including standard “10b-5” negative assurance for such offerings, addressed to such Holder and (iii) a standard officer’s certificate from the chief executive officer or chief financial officer, or other officers serving such functions, of the Company addressed to the Holder, as has been customarily given by such officers in Underwritten Offerings of securities by the Company. The Company will also use its reasonable efforts to provide legal counsel to such Holder with an opportunity to review and comment upon any such Holder Underwriter Registration Statement, and any amendments and supplements thereto, prior to its filing with the Commission.

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Notwithstanding anything to the contrary in this Section 2.04, the Company will not name a Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act) in any Registration Statement or Holder Underwriter Registration Statement, as applicable, without such Holder’s consent. If the staff of the Commission requires the Company to name any Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act), and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the applicable Registration Statement, and the Company shall have no further obligations hereunder with respect to Registrable Securities held by such Holder, unless such Holder has not had an opportunity to conduct customary underwriter’s due diligence as set forth in subsection (q) of this Section 2.04 with respect to the Company at the time such Holder’s consent is sought.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 2.04, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.04 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the Managing Underwriter or Managing Underwriters, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05      Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in a Registration Statement or in an Underwritten Offering pursuant to Section 2.03(a) or Section 2.03(b) if such Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.06      Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities who is participating in an Underwritten Offering agrees to enter into a customary letter agreement with Underwriters providing that such Holder will not effect any public sale or distribution of Registrable Securities during the 45 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of such Underwritten Offering; provided, however, that, notwithstanding the foregoing, (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction imposed by the Underwriters on the Company or the officers, directors or any other Affiliate of the Company on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.06 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder.

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Section 2.07       Expenses.

(a)         Certain Definitions. “Registration Expenses” shall not include Selling Expenses but otherwise means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement pursuant to Section 2.01, a Piggyback Registration pursuant to Section 2.02, or an Underwritten Offering pursuant to Section 2.03, and the disposition of such Registrable Securities, including all registration, filing, securities exchange listing and National Securities Exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions and transfer taxes allocable to the sale of the Registrable Securities, plus any costs or expenses related to any roadshows conducted in connection with the marketing of any Underwritten Offering.

(b)         Expenses. The Company will pay all reasonable Registration Expenses, as determined in good faith, in connection with a shelf Registration, a Piggyback Registration or an Underwritten Offering, whether or not any sale is made pursuant to such shelf Registration, Piggyback Registration or Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.08, the Company shall not be responsible for professional fees (including legal fees) incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

Section 2.08       Indemnification.

(a)         By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, managers, partners, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, managers, partners, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) the applicable Registration Statement or other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or resolving any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the applicable Registration Statement or other registration statement, preliminary prospectus, prospectus supplement or final prospectus, or amendment or supplement thereto, or any free writing prospectus relating thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.

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(b)         By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company and its directors, officers, employees and agents and each Person, who, directly or indirectly, controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereto or any free writing prospectus relating thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c)          Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.08(c), except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party may be entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete and unconditional release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.

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(d)         Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall any Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating, defending or resolving any Loss that is the subject of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)         Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.09       Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to:

(a)         make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act (or any similar provision then in effect), at all times from and after the date hereof;

(b)         file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

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(c)         so long as a Holder owns any Registrable Securities, furnish (i) to the extent accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (or any similar provision then in effect) and (ii) unless otherwise available via the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.10       Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities under this Article II may be transferred or assigned by each Holder to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless any such transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Holder, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $30 million of Registrable Securities, calculated on the basis of the Purchased Share Price or such lesser amount if it constitutes the remaining holdings of the Holder and its Affiliates, (b) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such transferring Holder under this Agreement.

Section 2.11      Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Holders of at least the Registrable Securities Required Voting Percentage, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for Other Holders on a basis other than pari passu with, or expressly subordinate to, the piggyback rights of the Holders of Common Share Registrable Securities hereunder; provided, that in no event shall the Company enter into any agreement that would permit another holder of securities of the Company to participate on a superior or pari passu basis (in terms of priority of cut-back based on advice of Underwriters) with a Holder requesting registration or takedown in an Underwritten Offering pursuant to Section 2.03(a) or Section 2.03(b).

Section 2.12      Limitation on Obligations for Series A Preferred Share Registrable Securities. Notwithstanding anything to the contrary in this Agreement, nothing contained herein shall be construed to require the Company to provide any Holder of Series A Preferred Share Registrable Securities any rights to include any Series A Preferred Share Registrable Securities in any underwritten offering relating to the sale by the Company or any other Person of any securities of the Company.

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Section 2.13       Obligation to Obtain Rating for Series A Preferred Shares. If requested by any of the Lead Investors, the Company shall use commercially reasonable efforts to obtain and maintain a rating from a nationally recognized rating agency (chosen by such Holders) with respect to the Series A Preferred Shares until the date on which all Series A Preferred Shares have been converted into shares of Common Stock. The Company shall be entitled to reimbursement from the Holders holding Series A Preferred Shares for all direct costs paid to the applicable rating agency by the Company in obtaining the initial rating, which costs shall be shared by such Holders pro rata (based, for each such Holder on the percentage derived by dividing (x) the number of Series A Preferred Shares held by each such Holder, by (y) the aggregate number of Series A Preferred Shares outstanding at the time such rating is obtained). After the date on which a rating has been obtained for the Series A Preferred Shares, if requested by the Holders of 75% of the Series A Preferred Shares then outstanding, the Company shall use commercially reasonably efforts to cause such rating on the Series A Preferred Shares to be withdrawn.

Article III.
MISCELLANEOUS

Section 3.01      Communications. All notices, demands and other communications provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery, personal delivery or (in the case of any notice given by the Shares to the Purchasers) email to the following addresses:

(a)         If to the Purchasers, to the addresses set forth on Schedule A.

(b)        If to the Company:

Equitrans Midstream Corporation
2200 Energy Drive
Canonsburg, Pennsylvania 15317
Attention:	Kirk Oliver
Stephen M. Moore
Email:	koliver@equitransmidstream.com
smoore@equitransmidstream.com

with copies to (which shall not constitute notice):

Latham & Watkins LLP
811 Main Street
Suite 3700
Houston TX 77002
Attention:	Ryan J. Maierson
Nick S. Dhesi
Email:	ryan.maierson@lw.com
nick.dhesi@lw.com

or to such other address as the Company or the Purchasers may designate to each other in writing from time to time or, if to a transferee or assignee of the Purchasers or any transferee or assignee thereof, to such transferee or assignee at the address provided pursuant to Section 2.10. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the facsimile or email copy, if sent via facsimile or email; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

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Section 3.02      Binding Effect. This Agreement shall be binding upon the Company, each of the Purchasers and their respective successors and permitted assigns, including binding upon (i) in the case of the Company, any Person that will be a successor to the Company, whether in connection with a Change of Control or Company Restructuring Event or by merger, consolidation, reorganization, charter amendment, sale of all or substantially all assets or otherwise and (ii) in the case of the Purchasers, subsequent Holders of Registrable Securities to the extent permitted herein. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

Section 3.03      Assignment of Rights. Except as provided in Section 2.10 and as contemplated by Section 3.02, neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by any party hereto without the prior written consent of the other party.

Section 3.04      Recapitalization, Exchanges, Etc. Affecting Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether in connection with a Change of Control or Company Restructuring Event or by merger, acquisition, consolidation, reorganization, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement. As a condition to the effectiveness of any transaction discussed in the prior sentence, the Company shall make provision to ensure that any successor or assign of the Company either (i) acknowledges, adopts and assumes in full the Company’s obligations pursuant to this Agreement or (ii) enters into a new registration rights agreements with the holders of the Series A Preferred Shares providing for the same rights set forth herein.

Section 3.05      Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 3.06      Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to seek an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.07      Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

20

Section 3.08      Governing Law, Submission to Jurisdiction. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 3.09      Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 3.10      Entire Agreement. This Agreement, the Restructuring Agreement and the other agreements and documents referred to herein and therein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or in the Restructuring Agreement with respect to the rights granted by the Company or any of its Affiliates or the Purchasers or any of their respective Affiliates set forth herein or therein. This Agreement, the Restructuring Agreement and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11      Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of at least the Registrable Securities Required Voting Percentage; provided, however, that no such amendment shall adversely affect the rights of any Holder hereunder without the consent of such Holder. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or any Holder from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which such amendment, supplement, modification, waiver or consent has been made or given.

21

Section 3.12      No Presumption. This Agreement has been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

Section 3.13      Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that, other than as set forth herein, no Person other than the Purchasers, the Holders, their respective permitted assignees and the Company shall have any obligation hereunder and that, notwithstanding that one or more of such Persons may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of such Persons or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of such Persons or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of the foregoing, as such, for any obligations of such Persons or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligation or its creation, except, in each case, for any assignee of any Purchaser or a Selling Holder hereunder.

Section 3.14      Interpretation. Article, Section and Schedule references in this Agreement are references to the corresponding Article, Section or Schedule to this Agreement, unless otherwise specified. All Schedules to this Agreement are hereby incorporated and made a part hereof as if set forth in full herein and are an integral part of this Agreement. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. Whenever the Company has an obligation under this Agreement, the expense of complying with that obligation shall be an expense of the Company unless otherwise specified. Any reference in this Agreement to “$” shall mean U.S. dollars. Whenever any determination, consent or approval is to be made or given by a Purchaser, such action shall be in such Holder’s sole discretion, unless otherwise specified in this Agreement. If any provision in this Agreement is held to be illegal, invalid, not binding or unenforceable, (a) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect, and (b) the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any words imparting the singular number only shall include the plural and vice versa. The words such as “herein,” “hereinafter,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.

[Remainder of Page Left Intentionally Blank]

22

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

Equitrans Midstream Corporation

By:
Name:	Kirk R. Oliver
Title:	Senior Vice President and Chief Financial Officer

[Signature page to Registration Rights Agreement]

INVESTMENT PARTNERS V (II), LLC

By:	BAA Co-Investment Fund (GenPar), LLC, its sole member

By:	BlackRock Financial Management, Inc., its sole member

By:
Name:
Title:

GEPIF III EQM HOLDINGS, L.P.

By:	GEPIF III EQM Holdings GP, LLC, its general partner

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

GSO EQUITABLE FINANCE LP

By:	GSO Equitable Finance Holdings LLC, its general partner

By:
Name:
Title:

MTP ENERGY OPPORTUNITIES FUND II LLC

By:	MTP Energy Management LLC, its managing member

By:	Magnetar Financial LLC, its sole member

By:
Name:
Title:

MTP EOF II IP LLC

By:	MTP Energy Management LLC, its managing member

By:	Magnetar Financial LLC, its sole member

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

MTP ENERGY MASTER FUND LLC

By:	MTP Energy Management LLC, its manager

By:	Magnetar Financial LLC, its sole member

By:
Name:
Title:

MAGNETAR STRUCTURED CREDIT FUND, LP

By:	Magnetar Financial LLC, its general partner

By:
Name:
Title:

MAGNETAR CONSTELLATION FUND V LLC

By:	Magnetar Financial LLC, its manager

By:
Name:
Title:

MAGNETAR LONGHORN FUND LP

By:	Magnetar Financial LLC, its investment manager

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

SERIES V, A SERIES OF ASTRUM PARTNERS LLC

By:	Magnetar Financial LLC, its manager

By:
Name:
Title:

BSOF QMODEM (M) 2 L.P.

By:	Magnetar Financial LLC, its advisor

By:
Name:
Title:

MTP EMERALD FUND LLC

By:	MTP Energy Management LLC, its manager

By:	Magnetar Financial LLC, its sole member

By:
Name:
Title:

CEQM HOLDINGS, LLC

By:
Name:
Title:

NB BURLINGTON AGGREGATOR LP

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

By:	KA Fund Advisors, LLC, its manager

By:
Name:
Title:

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

By:	KA Fund Advisors, LLC, its manager

By:
Name:
Title:

TORTOISE DIRECT OPPORTUNITIES FUND II, LP

By:	Tortoise Direct Opportunities GP II LLC, its general partner

By:
Name:
Title:

PORTCULLIS PARTNERS, LP

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

CENTAURUS CAPITAL LP

By:	Centaurus Holdings, LLC, its general partner

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

Schedule A

Purchaser Name; Notice and Contact Information

Purchaser	Contact Information
BlackRock
GEPIF III EQM HOLDINGS, L.P.

C/O BlackRock Financial Management, Inc.

609 Main Street

Houston, TX 77002

Attention: Mark Saxe

Email:  mark.saxe@blackrock.com

With copy to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, NY 10022

Attention: David Maryles and Jelena Napolitano

Email: legaltransactions@blackrock.com

GSO
GSO EQUITABLE FINANCE LP	GSO Equitable Finance LP c/o GSO Capital Partners LP 345 Park Avenue, 31st Floor New York, NY 10154 Attention: Robert Horn Email: robert.horn@gsocap.com; GSOLegal@gsocap.com

A-23

Magnetar
MTP ENERGY OPPORTUNITIES FUND II LLC	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
MTP EOF II IP LLC	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
MTP ENERGY MASTER FUND LLC	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
MAGNETAR STRUCTURED CREDIT FUND, LP	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
MAGNETAR CONSTELLATION FUND V LLC	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
MAGNETAR LONGHORN FUND LP	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
SERIES V, A SERIES OF ASTRUM PARTNERS LLC	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
BSOF QMODEM (M) 2 L.P.	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com
MTP EMERALD FUND LLC	Magnetar Financial LLC 1603 Orrington Ave, 13th Floor Evanston, IL 60201 Email: MTP_Notices@magnetar.com

A-24

Other
CEQM HOLDINGS, LLC	CEQM Holdings, LLC 520 Madison Avenue, 38th Floor New York, NY 10022 Attention: Arleen Spangler; Emily Chang Email: Arleen.Spangler@carlyle.com; Emily.Chang@carlyle.com
NB BURLINGTON AGGREGATOR LP

NB Burlington Aggregator LP

c/o David Lyon

Neuberger Berman

1290 Avenue of the Americas 43rd Floor

New York, NY 10104

David.lyon@nb.com

With copies to

Dean Winick

Neuberger Berman

1290 Avenue of the Americas 24th Floor

New York, NY 10104

Dean.winick@nb.com

INVESTMENT PARTNERS V (II), LLC

C/O BlackRock Financial Management, Inc.

40 East 52nd Street

New York, NY 10022

Attention: Stephen Kavulich

Email:  GroupBAACorePM@blackrock.com

With copy to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street

New York, NY 10022

Attention: David Maryles and Jelena Napolitano

Email: legaltransactions@blackrock.com

TORTOISE DIRECT OPPORTUNITIES FUND II, LP	C/O Tortoise Capital Advisors 5100 W. 115th Place Leawood, KS 66211
KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY	KA Fund Advisors, LLC Attention: James C. Baker 811 Main Street, 14th Floor Houston, TX 77002

A-3

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.	KA Fund Advisors, LLC Attention: James C. Baker 811 Main Street, 14th Floor Houston, TX 77002
CENTAURUS CAPITAL LP	1717 West Loop South, Suite 1800 Houston, TX 77027
PORTCULLIS PARTNERS, LP	Portcullis Partners, LP 11 Greenway Plaza, Suite 2000 Houston, TX 77046 duanekelley@wvmorgan.com (713) 877-8033

A-4

Schedule B

purchasers deemed to have delivered the Piggyback opt-out notice

1.	None

B-1

Exhibit B

Form of Certificate of Designations

[See attached.]

Exhibit B
Preferred Restructuring Agreement

CERTIFICATE OF DESIGNATIONS OF
SERIES A PREFERRED STOCK
OF EQUITRANS MIDSTREAM CORPORATION

Pursuant to Section 1522 of the Pennsylvania Business Corporation Law (the “Pennsylvania BCL”):

EQUITRANS MIDSTREAM CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, certifies that pursuant to the authority contained in Article Fifth of the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), and in accordance with the provisions of Section 1522 of the Pennsylvania BCL, the Board of Directors duly approved and adopted on February 26, 2020 the following resolution, which resolution remains in full force and effect on the date hereof, and that the aggregate number of shares of such class or series established and designated by such resolution, all prior statements, if any, filed under Section 1522 of the Pennsylvania BCL or corresponding provisions of prior law with respect thereto and any other provision of the Articles of Incorporation is [ ˜ ] shares:

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Company (which authorize 50,000,000 shares of preferred stock, without par value), and the authority thereby vested in the Board of Directors, a series of preferred stock be, and it hereby is, created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof are as set forth in the Articles of Incorporation and herein:

Section 1               Designation and Amount; Ranking.

(a)                 There shall be created from the 50,000,000 shares of preferred stock, no par value, of the Company authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the “Series A Perpetual Convertible Preferred Shares,” no par value (the “Series A Preferred Stock”), and the authorized number of shares of Series A Preferred Stock shall be [ ˜ ] shares. Shares of the Series A Preferred Stock that are redeemed, purchased or otherwise acquired by the Company, or converted into shares of Common Stock, shall be cancelled, shall revert to authorized but unissued shares of preferred stock of the Company undesignated as to series.

(b)                The Series A Preferred Stock, with respect to dividend rights and rights upon the liquidation, winding-up or dissolution of the Company, ranks: (i) senior in all respects to all Junior Stock; (ii) on a parity in all respects with all Parity Stock; and (iii) junior in all respects to all Senior Stock, in each case as provided more fully herein.

Section 2               Definitions.

As used herein, the following terms shall have the following meanings:

“Accrued Dividends” shall mean, with respect to any share of Series A Preferred Stock, as of any date, the accrued and unpaid dividends on such share from, and including, the Issue Date to, but not including, such date (including for the avoidance of doubt, any Partial Period Dividends).

“Adjustment Date” shall have the meaning set forth in the definition of “Closing Sale Price.”

“Affiliate” shall mean with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Voting Securities, by contract or otherwise. Notwithstanding anything to the contrary provided herein, for purposes of this Certificate of Designations, no Holder shall be considered an Affiliate of the Company or its Subsidiaries, and no Holder or any of its Affiliates shall be considered Affiliates of any other Holder or any of such other Holder’s Affiliates, in either case, solely by virtue of such Holder’s ownership of shares of Series A Preferred Stock. Notwithstanding anything in this definition to the contrary, for purposes of this Certificate of Designations, (a) the Company and its Subsidiaries, on the one hand, and any Holder, on the other hand, shall not be considered Affiliates and (b) any fund or account managed, advised or subadvised, directly or indirectly, by a Holder or its Affiliates, shall be considered an Affiliate of such Holder. For the avoidance of doubt, EQT Corporation shall not be considered an Affiliate of the Company for purposes of this Certificate of Designations.

“Amended and Restated Bylaws” shall mean the Second Amended and Restated Bylaws of the Company.

“Articles of Incorporation” shall mean the Amended and Restated Articles of Incorporation of the Company, as modified by this Certificate of Designations, as further amended or restated in accordance with applicable law and this Certificate of Designations.

“Average VWAP” per share over a certain period shall mean the arithmetic average of the VWAP per share for each Trading Day in such period.

“Board Observer” shall have the meaning set forth in Section 4(k).

“Board of Directors” shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“Business Day” shall mean Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the Commonwealth of Pennsylvania shall not be regarded as a Business Day.

“Cash Change of Control” shall mean the occurrence of a Change of Control that involves consideration payable to the Company, or in respect of the Company’s Common Stock, that is comprised of at least 90% cash.

“Cash Dividend Catch-Up” shall have the meaning set forth in Section 4(j).

“Cash Dividends” shall have the meaning set forth in Section 3(a).

“Certificated Series A Preferred Stock” shall have the meaning set forth in Section 10(b)(i).

“Change of Control” shall mean the occurrence of any of the following:

(i)        any acquisition (including, without limitation, any merger, consolidation or business combination), the result of which is that any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), excluding any Person that is an Affiliate of the Company as of the Issue Date and immediately prior to such acquisition, becomes the beneficial owner, directly or indirectly, of 50% or more of the Voting Securities of the Company (measured by voting power rather than number of shares, units or the like) and such Voting Securities provide such Person or “group” the right to designate more than 50% of the members of the Board of Directors;

(ii)        any sale, lease, transfer, conveyance or other disposition by the Company or its Subsidiaries, in a single transaction or series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person (other than a direct or indirect Subsidiary of the Company);

(iii)       (a) any sale, lease, transfer, conveyance or other disposition by the Partnership or its Subsidiaries, in a single transaction or series of related transactions, of all or substantially all of the assets of the Partnership and its Subsidiaries, taken as a whole, to any other Person (other than a direct or indirect Subsidiary of the Company) or (b) the Company fails to own, directly or indirectly, all of the equity securities of the Partnership;

(iv)       the Common Stock is no longer listed or admitted to trading on a National Securities Exchange; or

(v)       more than half of the members of the Board of Directors, as of any time of determination, are not Continuing Directors;

provided, however, that notwithstanding anything to the contrary contained in this Certificate of Designations, a Company Restructuring Event shall not constitute a Change of Control.

“close of business” shall mean 5:00 p.m. (New York City time).

“Closing Sale Price” of the Common Stock shall mean, as of any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. In the absence of such a quotation, the Closing Sale Price shall be an amount determined by the Board of Directors to be the fair market value of a share of Common Stock. If the Ex-Date for any distribution, the effective date for any subdivision, combination or reclassification or the Effective Date of any Pro Rata Repurchase (as used in this definition, the “Adjustment Date”) that requires (or, but for the second sentence of Section 6(e)(vii) or Section 6(f)(i), would have required) an adjustment to the Conversion Rate pursuant to Section 6(e) occurs on or after the first Trading Day in the 10 Trading Day period used to calculate “MP0” in the formula in Section 6(e)(vi), the Closing Sale Price for each Trading Day prior to such Adjustment Date shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Conversion Rate is so required (or would have been required) to be adjusted pursuant to Section 6(e) as a result of such event.

“Common Stock” shall mean the common stock, no par value, of the Company.

“Company” shall mean Equitrans Midstream Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania.

“Company Restructuring Event” shall mean any merger, consolidation or other business combination of the Company with another Person immediately following which (a) the beneficial owners of Voting Securities of the Company as of immediately prior to the consummation of such Company Restructuring Event (i) beneficially own more than 50% of the Voting Securities of the surviving entity and (ii) have the right to designate (by ownership of Voting Securities) more than 50% of the surviving entity’s directors, (b) the common equity of such surviving entity remains listed or admitted to trading on a National Securities Exchange following such transaction and (c) either (i) the Series A Preferred Stock remains outstanding at the surviving entity or (ii) each Holder of Series A Preferred Stock has received a Substantially Equivalent Security of the surviving entity in respect of each share of its Series A Preferred Stock beneficially owned.

“Continuing Directors” means individuals who, on the Issue Date, constitute the members of the Board of Directors; provided that any individual becoming a member of the Board of Directors subsequent to the Issue Date whose election or nomination for election to the Board of Directors was approved by a vote of at least a majority of the Continuing Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be a Continuing Director.

“Conversion Date” shall mean the Optional Conversion Date, and the Forced Conversion Date, as applicable.

“Conversion Rate” shall mean the number of shares of Common Stock issuable upon the conversion of each share of Series A Preferred Stock, which shall be equal to (a) in all cases other than a Change of Control, the quotient of (i) the sum of (x) the Liquidation Preference plus (y) Accrued Dividends as of such date divided by (ii) the Issue Price (as such Conversion Rate may be adjusted as set forth in Section 6(e)); and (b) in the case of a Change of Control, the greater of (i) the amount set forth in clause (a) above and (ii) the quotient of (1) the sum of (A) (x) the Issue Price, multiplied by (y) 110%, plus (B) all Accrued Dividends on such share of Series A Preferred Stock on such date, divided by (2) the VWAP of the shares of Common Stock for the 30-day period ending immediately prior to the execution of definitive documentation relating to the Change of Control (as such Conversion Rate may be adjusted as set forth in Section 6(e) or Section 8); provided, however, that for purposes of Section 8(c)(i), the Conversion Rate shall be the amount determined pursuant to clause (a) above.

“Dividend Adjustment Date” shall mean March 31, 2024.

“Dividend Payment Date” shall mean the date that is the earlier of (a) forty-five (45) days after the end of each fiscal quarter of the Company and (b) the payment date of dividends, if any, on any Parity Stock and Junior Stock. If the Company establishes an earlier Dividend Record Date for any dividend to be made by the Company on other capital stock in respect of any fiscal quarter, then the Dividend Record Date for shares of Series A Preferred Stock shall be such earlier Dividend Record Date.

“Dividend Rate” shall mean, as of the date of the determination, (a) for each fiscal quarter ending on or before the Dividend Adjustment Date, a rate per annum of 9.75% and (b) for each fiscal quarter ending after the Dividend Adjustment Date, a rate per annum equal to the sum of (i) Three-Month LIBOR as of the LIBOR Determination Date in respect of the applicable quarter and (ii) 8.15%, provided that the Dividend Rate per share of Series A Preferred Stock in this clause (b) shall not be less than 10.50% per annum. For the avoidance of doubt, the Dividend Rate set forth in clause (a) and (b) shall each be subject to any increase pursuant to Section 4(j).

“Dividend Record Date” shall mean, with respect to any fiscal quarter and applicable Dividend Payment Date, the record date (which shall be a Business Day) set by the Board of Directors for holders eligible to receive any dividend declared for such fiscal quarter.

“Dividend Trigger Event” shall mean the occurrence of a Dividend Payment Date on which the Company has failed to pay to the Holders the Cash Dividend in respect of the fiscal quarter corresponding to such Dividend Payment Date for any reason, regardless of whether such Cash Dividend was declared by the Board of Directors or whether there were sufficient funds legally available for payment of such Cash Dividend.

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest, any limited liability company membership interest and any unlimited liability company membership interests.

“Ex-Date” shall mean, when used with respect to any issuance of or distribution in respect of the Common Stock or any other securities, the first date on which the Common Stock or such other securities trade without the right to receive such issuance or distribution.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Forced Conversion Date” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice” shall have the meaning set forth in Section 6(b).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 6(b).

“Holder” and, unless the context requires otherwise, “holder” shall each mean a holder of record of a share of Series A Preferred Stock.

“Issue Date” shall mean the original date of issuance of the Series A Preferred Stock, which shall be the date on which this Certificate of Designations becomes effective with the Secretary of State of the Commonwealth of Pennsylvania.

“Issue Price” shall mean $19.99 per share of Series A Preferred Stock.

“Junior Stock” shall mean the Company’s common stock, no par value, and each other series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that the dividend rights and rights upon the liquidation, winding-up or dissolution of the Company for such series ranks senior to or on a parity with the Series A Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“Lead Investors” means, collectively, GSO Capital Partners LP, Magnetar Financial LLC and Blackrock, Inc.

“LIBOR Determination Date” shall mean the second London Banking Day prior to the beginning of the applicable fiscal quarter.

“Liquidation Preference” shall mean, with respect to each share of Series A Preferred Stock, the Issue Price.

“Market Value” shall mean the Average VWAP during a 10 consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the date of determination. If the Ex-Date for any distribution, the effective date for any subdivision, combination or reclassification or the Effective Date of any Pro Rata Repurchase (as used in this definition, “Adjustment Date”) that requires (or, but for the second sentence of Section 6(e)(vii) or Section 6(f)(i), would have required) an adjustment to the Conversion Rate pursuant to Section 6(e) occurs on or after the first Trading Day in the 10 Trading Day period used to calculate Market Value for a date of determination, the VWAP for each Trading Day prior to such Adjustment Date shall be adjusted by multiplying such VWAP by the same fraction by which the Conversion Rate is so required (or would have been required) to be adjusted pursuant to Section 6(e) as a result of such event.

“MOIC Shares” shall have the meaning set forth in Section 8(c)(ii).

“MOIC Value” means a value per converted share of Series A Preferred Stock calculated as follows: (i) the number of MOIC Shares into which such share of Series A Preferred Stock will be converted, multiplied by (ii) the lesser of (x) 95% of the VWAP of the Common Stock for the 20-day period immediately preceding the consummation of such Change of Control and (y) the Closing Sale Price of one share of Common Stock on the Trading Day immediately preceding the date of the consummation of such Change of Control.

“National Securities Exchange” shall mean an exchange registered with the SEC under Section 6(a) of the Exchange Act.

“Notice of Issuance” shall have the meaning set forth in Section 4(e).

“Officer” shall mean the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, the Corporate Secretary or any Assistant Corporate Secretary of the Company.

“opening of business” shall mean 9:00 a.m. (New York City time).

“Optional Conversion Date” shall have the meaning set forth in Section 6(a).

“Optional Conversion Notice” shall have the meaning set forth in Section 6(a).

“Optional Conversion Notice Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Date” shall have the meaning set forth in Section 7(a).

“Optional Redemption Notice” shall have the meaning set forth in Section 7(c).

“Optional Redemption Price” shall have the meaning set forth in Section 7(b).

“Ownership Notice” shall mean a written notice containing the information required to be provided to registered owners of capital stock of the Company within a reasonable time after the issuance or transfer of uncertificated shares, which notice contains the information required to be set forth or stated on certificates pursuant to Section 1528 of the Pennsylvania BCL and, in the case of an issuance of shares of Series A Preferred Stock by the Company, in substantially the form attached hereto as Exhibit B.

“Parity Stock” shall mean any series of preferred stock established after the Issue Date by the Board of Directors in accordance with the Articles of Incorporation, the terms of which expressly provide that the dividend rights and rights upon the liquidation, winding-up or dissolution of the Company for such series will rank on a parity with the Series A Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“Partial Period Dividends” shall mean, with respect to a conversion, redemption or liquidation of a share of Series A Preferred Stock, an amount equal to the (a)(i) Issue Price multiplied by (ii) the Dividend Rate multiplied by (b) a fraction, the numerator of which is the number of days elapsed in the fiscal quarter in which such conversion, redemption or liquidation occurs and the denominator of which is the total number of days in such fiscal quarter.

“Partnership” shall mean EQM Midstream Partners, LP, a Delaware limited partnership.

“Paying Agent” shall mean the Transfer Agent, acting in its capacity as paying agent for the Series A Preferred Stock, and its successors and assigns, or any other Person appointed to serve as paying agent by the Company.

“Pennsylvania BCL” shall have the meaning set forth in the recitals.

“Permitted Loan” shall mean any bona fide loans or other extensions of credit entered into by a Holder or any of its respective Affiliates with one or more financial institutions and secured by a pledge, hypothecation or other grant of security interest in shares of Series A Preferred Stock and/or related assets and/or cash, cash equivalents and/or letters of credit.

“Person” shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Preemptive Rights Holder” shall have the meaning set forth in Section 4(e).

“Pro Rata” shall mean, (a) when used with respect to the Series A Preferred Stock, apportioned among all Holders in accordance with the relative number or percentage of shares of Series A Preferred Stock held by each such Holder and (b) when used with respect to the Common Stock and the Series A Preferred Stock on an as-converted basis, apportioned among all holders of record in accordance with the relative number of shares of Common Stock that would be held by each if the shares of Series A Preferred Stock were converted to shares of Common Stock at the then-applicable Conversion Rate immediately prior to such determination.

“Pro Rata Repurchases” shall mean any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (a) any tender offer or exchange offer directed to all of the holders of Common Stock subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (b) any other tender offer available to substantially all holders of Common Stock, in the case of both (a) and (b), whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including shares of capital stock, other securities or evidences of indebtedness of a Subsidiary), or any combination thereof, effected while the Series A Preferred Stock is outstanding. The “Effective Date” of a Pro Rata Repurchase shall mean the date of a purchase with respect to any Pro Rata Repurchase.

“Restructuring Agreement” shall mean that certain Preferred Restructuring Agreement, dated as of February 26, 2020, by and among the Company, EQM Midstream Partners, LP, and the investors party thereto.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Senior Stock” shall mean each series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that the dividend rights and rights upon the liquidation, winding-up or dissolution of the Company for such series will rank senior to the Series A Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

“Shelf Registration Statement” shall mean a shelf registration statement filed with the SEC covering resales of Transfer Restricted Securities by holders thereof.

“Subsidiary” shall mean, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests or more than 50% of the general partner interest of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof; or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Substantially Equivalent Security” shall have the meaning set forth in Section 8(c)(ii).

“Three-Month LIBOR” shall mean, as of any LIBOR Determination Date, the London interbank offered rate (expressed as a percentage per year) for deposits in U.S. dollars having an index maturity of three-months in amounts of at least $1,000,000, as that rate appears on Reuters Page LIBOR01 (or any successor or replacement page) at 11:00 a.m. (London time) on such LIBOR Determination Date. Notwithstanding the foregoing, if (a) the Board of Directors determines in good faith that Three-Month LIBOR has been discontinued, and such discontinuance is unlikely to be temporary, or that Three-Month LIBOR is no longer being published, or (b) the supervisor for the administrator of the London Interbank Offered Rate has made a public statement identifying a specific date after which the London Interbank Offered Rate shall no longer be used for determining interest rates for loans, then the holders of a majority of the shares of Series A Preferred Stock and the Board of Directors will negotiate in good faith to (i) designate a substitute or successor reference rate, including any spread with respect thereto, taking into account general comparability to Three-Month LIBOR, acceptance as a market-based benchmark interest rate and any other commercially reasonable adjustments or factors as such holders and the Board of Directors deem appropriate (the “Alternative Rate”), and (ii) determine any necessary changes to the LIBOR Determination Date to be used and any other relevant methodology for calculating the substitute or successor interest rate, including any adjustment factor needed to make such substitute or successor reference rate comparable to Three-Month LIBOR (“Adjustments”), in a manner that is consistent with industry accepted practices for such substitute or successor reference rate. Any such designation and determination agreed to by the holders of a majority of the shares of Series A Preferred Stock and the Board of Directors shall be final and conclusive absent manifest error, and the Board of Directors shall cause this Certificate of Designations to be amended as necessary to effectuate the substitute or successor reference rate. Notwithstanding the foregoing, if the Board of Directors and the holders of a majority of the shares of Series A Preferred Stock fail to determine in good faith an Alternative Rate and any Adjustments, the holders of a majority of the shares of Series A Preferred Stock and the Board of Directors shall select and mutually engage in good faith an independent financial advisor (“IFA”) to determine the Alternative Rate and any Adjustments, and the decision of the IFA will be binding on the Board of Directors, the Company and the Holders. For any such designation and determination by the IFA of an Alternative Rate and any Adjustments, the Board of Directors shall cause this Certificate of Designations to be amended as necessary to effectuate the substitute or successor reference rate. If the holders of a majority of the shares of Series A Preferred Stock and the Board of Directors are unable to agree upon an independent financial advisor to serve as the IFA within ten (10) Business Days after either sends written notice to the other requesting that the IFA be engaged pursuant to the preceding sentence, then each will select one independent financial advisor of established national reputation and such two independent financial advisors shall select a third independent financial advisor of established national reputation to serve as the IFA. From the earlier of (A) the date that Three-Month LIBOR has been discontinued or is no longer being published as described in clause (a) above and (B) the specific date referred to in clause (b) above (such earlier date, the “LIBOR Discontinuance Date”) until the holders of the Series A Preferred Stock and the Board of Directors make such designation and determination (and, in each case, an IFA has not determined an appropriate Alternative Rate and Adjustments or an IFA has not been appointed), “Three-Month LIBOR” shall be deemed to mean the rate that was the Three Month LIBOR in effect during the fiscal quarter immediately preceding the LIBOR Discontinuance Date.

“Trading Day” shall mean a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, “Trading Day” shall mean a Business Day.

“Transfer Agent” shall mean American Stock Transfer & Trust Company, LLC, acting as the Company’s duly appointed transfer agent, registrar, conversion agent and dividend disbursing agent for the Series A Preferred Stock, and its successors and assigns, or any other person appointed to serve as transfer agent, registrar, conversion agent and dividend disbursing agent by the Company; provided that, if at any time no such Person is appointed as transfer agent, registrar, conversion agent and dividend disbursing agent for the Series A Preferred Stock, the Company shall act as the Transfer Agent.

“Transfer Restricted Securities” shall mean each share of Common Stock received upon conversion of a share of Series A Preferred Stock until (a) such shares of Common Stock shall be freely tradable pursuant to an exemption from registration under the Securities Act under Rule 144 thereunder, or (b) the resale of such shares of Common Stock has been registered under the Securities Act under an effective Shelf Registration Statement, in each case unless otherwise agreed to by the Company and the Holder thereof.

“Trigger Event” shall have the meaning set forth in Section 6(e)(ix).

“Voting Securities” means, with respect to a specified Person as of any date of determination, the capital stock and preferred stock of such Person that is at such date entitled to vote in the election of the managers, directors, trustees or other Persons serving in a similar capacity with respect to such Person.

“VWAP” per share of Common Stock on any Trading Day shall mean the per share volume-weighted average price as displayed on Bloomberg page “ETRN: US” (or its equivalent successor if such page is not available) in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on such Trading Day; or, if such price is not available, “VWAP” shall mean the market value per share of Common Stock on such Trading Day as determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained by the Company for this purpose.

Section 3               Dividends.

(a)           Holders shall be entitled to receive, with respect to each share of Series A Preferred Stock, prior to any distributions made in respect of any Junior Stock in respect of the same fiscal quarter, out of funds legally available for the payment of dividends under Pennsylvania law, cash dividends (“Cash Dividends”) on the Issue Price, computed on the basis of a 365-day year, at the Dividend Rate, compounded quarterly and payable on each Dividend Payment Date. To the extent the Board of Directors so declares, Cash Dividends shall be payable in arrears on each Dividend Payment Date for the immediately preceding fiscal quarter ending prior to such Dividend Payment Date (or with respect to the first Dividend Payment Date, for the period commencing on the Issue Date and ending on the last day of the fiscal quarter following the Issue Date), to the Holders as they appear on the Company’s stock register at the close of business on the relevant Dividend Record Date. Subject to Section 3(c), dividends on the Series A Preferred Stock shall not be declared, paid or set aside for payment to the extent such act would cause the Company to fail to comply with the laws and regulations applicable to the Company. Dividends on the Series A Preferred Stock shall accumulate and become Accrued Dividends on a day-to-day basis, whether or not declared, from the last day of the most recent fiscal quarter (or with respect to the fiscal quarter in which the Issue Date occurs, from the Issue Date) until Cash Dividends are paid pursuant to this Section 3(a) or Section 3(c) in respect of such accumulated amounts. Notwithstanding anything to the contrary herein, with respect to the first Dividend Payment Date following the Issue Date, in addition to the Cash Dividend which has accrued for the period commencing on the Issue Date and ending on the last day of the fiscal quarter following the Issue Date in accordance with this Section 3(a), each Holder shall be entitled to receive as part of the Cash Dividend payable to such Holder on such Dividend Payment Date an amount in cash equal to $[●]1 with respect to each share of Series A Preferred Stock held by such Holder.

(b)           Notwithstanding anything to the contrary herein, upon any conversion of any shares of Series A Preferred Stock in accordance with this Certificate of Designations, the Accrued Dividends with respect to such shares of Series A Preferred Stock, at the Company’s option, shall either (i) be paid in cash on or prior to the date of such conversion or (ii) not be paid in cash and instead be treated in accordance with the provisions of this Certificate of Designations pursuant to which such shares of Series A Preferred Stock were converted. The Holders at the close of business on a Dividend Record Date shall be entitled to receive any dividend paid as a Cash Dividend on those shares on the corresponding Dividend Payment Date.

(c)           Notwithstanding anything to the contrary herein, if the Company fails to pay in full in cash to the Holders a Cash Dividend on the Dividend Payment Date for a fiscal quarter for any reason (whether or not declared and whether or not there were sufficient funds legally available for payment under Pennsylvania law or otherwise), then (i) the amount of such shortfall will continue to be owed by the Company to the Holders and will accumulate and accrue (and shall remain Accrued Dividends) until paid in full in cash and (ii) to the extent provided for in this Certificate of Designations, each Holder shall have all rights under this Certificate of Designations as a result of such nonpayment, including in accordance with Section 3 and Section 4, together with any other rights which such Holder is entitled to under any contract or agreement at any time and any other rights that such Holder may have pursuant to applicable law. Any such accumulated and unpaid dividends on shares of Series A Preferred Stock for any past dividend periods may be declared and paid at any time to Holders.

(d)           So long as any share of the Series A Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on, and no redemption or repurchase shall be agreed to or consummated of, Parity Stock, Common Stock or any other shares of Junior Stock, unless all accumulated and unpaid dividends on the shares of Series A Preferred Stock for all preceding full fiscal quarters (including the fiscal quarter in which such accumulated and unpaid dividends first arose) of the Company have been declared and paid in cash in full (including any Accrued Dividends); provided, however, that the foregoing limitation shall not apply to (i) a dividend payable on Common Stock or other Junior Stock in shares of Common Stock or other Junior Stock, (ii) the acquisition of shares of Common Stock or other Junior Stock in exchange for shares of Common Stock or other Junior Stock and the payment of cash in lieu of fractional shares of Common Stock or other Junior Stock; (iii) purchases of fractional interests in shares of Common Stock or other Junior Stock pursuant to the conversion or exchange provisions of shares of other Junior Stock or any securities exchangeable for or convertible into such shares of Common Stock or other Junior Stock; (iv) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business, including, without limitation, the forfeiture of unvested shares of restricted stock or share withholdings upon exercise, delivery or vesting of equity awards granted to officers, directors and employees and the payment of cash in lieu of fractional shares of Common Stock or other Junior Stock; (v) any dividends or distributions of rights in connection with a shareholders’ rights plan or any redemption or repurchase of rights pursuant to any shareholders’ rights plan; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock and the payment of cash in lieu of fractional shares of other Junior Stock. Notwithstanding the preceding, if full dividends have not been paid on the Series A Preferred Stock and any Parity Stock, dividends may be declared and paid on the Series A Preferred Stock and such Parity Stock so long as the dividends are declared and paid Pro Rata so that amounts of dividends declared per share on the Series A Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Series A Preferred Stock and such other Parity Stock bear to each other.

[1]	Note to Draft: To represent amount of accrued and unpaid Series A Preferred Distributions (including Series A Partial Period Distributions) as of the Issue Date on each Series A Preferred Unit.

(e)           Subject to Section 4(d), each share of Series A Preferred Stock will have the right to share in any special or non-recurring dividends by the Company of cash, securities or other property Pro Rata with the Common Stock or any other Junior Stock, on an as-converted basis, provided that special dividends shall not include regular quarterly dividends paid in the normal course of business on the Common Stock. No adjustments pursuant to Section 6(e) shall be made with respect to a special dividend in which the shares Series A Preferred Stock participate Pro Rata with the shares of Common Stock, on an as-converted basis, pursuant to this Section 3(e) and subject to Section 4(d).

Section 4               Special Rights.

(a)           Holders shall be entitled to vote on all matters on which the holders of shares of Common Stock are entitled to vote and, except as otherwise provided herein, in the Articles of Incorporation (including, in any other certificate of designations), or by law, the Holders shall vote together with the holders of shares of Common Stock as a single class. As of any record date or other determination date, each Holder shall be entitled to a number of votes equal to the number of votes such Holder would have had if all shares of Series A Preferred Stock held by such Holder on such date had been converted into shares of Common Stock immediately prior thereto; provided, however, that shares of Series A Preferred Stock that are held by any Affiliates of the Company shall not be considered outstanding or be entitled to vote on any matter on which the shares of Series A Preferred Stock are entitled to vote (whether voting as a separate class or on an as converted basis with the shares of Common Stock).

(b)           Except as provided in Section 4(c) and Section 4(d), so long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by the Pennsylvania BCL or the Articles of Incorporation, the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating an amendment to this Certificate of Designations or to the Articles of Incorporation (including by merger or otherwise), that is adverse (other than in a de minimis manner) to any of the rights, preferences and privileges of the shares of Series A Preferred Stock. Without limiting the generality of the preceding sentence, any amendment shall be deemed to have such an adverse impact that is not de minimis if such amendment would:

(i)             reduce the Dividend Rate, change the form of payment of dividends on the shares of Series A Preferred Stock, defer the date from which distributions on the shares of Series A Preferred Stock will accrue, cancel any accrued and unpaid distributions on the shares of Series A Preferred Stock or any interest accrued thereon (including any Accrued Dividends), or change the seniority rights of the Holders as to the payment of distributions in relation to the holders of any other class or series of capital stock;

(ii)            reduce the amount payable or change the form of payment to the Holders upon the voluntary or involuntary liquidation, dissolution or winding up, or sale of all or substantially all of the assets, of the Company, or change the seniority of the liquidation preferences of the Holders in relation to the rights of the holders of any other class or series of capital stock of the Company upon the liquidation, dissolution and winding up of the Company; or

(iii)           make the shares of Series A Preferred Stock redeemable or convertible at the option of the Company other than as set forth herein.

Notwithstanding the foregoing, neither a Change of Control of the Company undertaken in compliance with Section 8 nor a Company Restructuring Event shall be restricted or limited by or require any approval of the Holders pursuant to Section 4(b) solely by reason of such transaction (provided that, for the avoidance of doubt, the foregoing shall not entitle the Company to take any action described in clauses (i)-(iii) above in connection with such transaction). Notwithstanding anything to the contrary herein, with respect to effecting or validating an amendment to this Certificate of Designations or the Articles of Incorporation (including by merger or otherwise) that adversely affects (other than in a de minimis manner) any of the rights, preferences, and privileges of a holder of Series A Preferred Stock in a disproportionate manner relative to any other holder of Series A Preferred Stock, the affirmative vote or consent of such affected holder, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary therefor.

Notwithstanding the foregoing, any determination of an Alternative Rate and any Adjustments related to Three-Month LIBOR that are (i) agreed to by the holders of a majority of the shares of Series A Preferred Stock and the Board of Directors, or (ii) made by the IFA, each pursuant to the terms of this Certificate of Designations, shall not require any approval of Holders pursuant to Section 4(b). Additionally, the Holders agree that any such determinations of an Alternative Rate and any Adjustments do not represent an adverse change under Section 1914(b) of the Pennsylvania BCL.

(c)            Notwithstanding anything to the contrary herein, without the consent of the Holders, the Company, acting in good faith, may amend, alter, supplement or repeal any terms of the Series A Preferred Stock by amending or supplementing the Articles of Incorporation, this Certificate of Designations or any stock certificate representing shares of the Series A Preferred Stock:

(i)             to cure any ambiguity, omission, inconsistency or mistake in any such instrument in a manner that is not inconsistent with the provisions of this Certificate of Designations and that does not adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock or any Holder;

(ii)           to make any provision with respect to matters or questions relating to the Series A Preferred Stock that is not inconsistent with the provisions of this Certificate of Designations and that does not adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock or any Holder; or

(iii)           to make any other change that does not adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock or any Holder (other than any Holder that consents to such change).

(d)            So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by the Pennsylvania BCL or the Articles of Incorporation, the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for the Company to issue any (A) Senior Stock (or amend the provisions of any class of Equity Interests to make such class of Equity Interests a class of Senior Stock), (B) Parity Stock (or amend the provisions of any class of Equity Interests to make such class of Equity Interests a class of Parity Stock) or (C) Series A Preferred Stock; provided, however, that, without the consent of any holder of outstanding shares of Series A Preferred Stock (but without prejudice to their rights to vote on an as-converted basis to the extent that the shares of Common Stock are entitled to vote on any such matter), at any time on or following the Issue Date, the Company may issue a number of additional shares of Parity Stock (which may be in the form of additional shares of Series A Preferred Stock) with an aggregate purchase price of up to $100,000,000 across all such issuances; provided, further, that the Company may, without any vote of the Holders (but without prejudice to such Holders’ rights to vote on an as-converted basis to the extent the shares of Common Stock are entitled to vote on any such matter), create (by classification or otherwise) and issue shares of Junior Stock in an unlimited amount.

(e)            Notwithstanding anything to the contrary herein, the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary to approve any special or non-recurring dividend.

(f)             So long as a Holder or its Affiliates collectively own at least 50% or more of the shares of Series A Preferred Stock issued to such Holder or its Affiliates on the Issue Date (excluding shares of Common Stock into which such shares of Series A Preferred Stock have been converted) pursuant to the Restructuring Agreement (the “Preemptive Rights Holder”), prior to the issuance of Parity Stock, the Company shall, by written notice to the Preemptive Rights Holders (the “Notice of Issuance”), if any, offer to sell such Parity Stock to the Preemptive Rights Holders on terms and subject to conditions determined by the Board of Directors to be reasonable, which offer shall be made on a Pro Rata basis such that each Preemptive Rights Holder shall be entitled to purchase a portion of such Parity Stock equal to the quotient of (i) the number of shares of Series A Preferred Stock held by such Preemptive Rights Holder on the date of the Notice of Issuance divided by (ii) the aggregate number of shares of Series A Preferred Stock held by all Preemptive Rights Holders on the date of the Notice of Issuance; provided, that the offer of such Parity Stock shall not be on a basis less favorable to the Preemptive Rights Holders than is offered to any purchaser thereof who is not a Preemptive Rights Holder; provided, further that if any Preemptive Rights Holder fails to provide written notice of its intent to exercise its right to purchase Parity Stock within ten (10) Business Days of the Notice of Issuance, such Preemptive Rights Holder shall be deemed to have waived any and all rights to purchase such Parity Stock in such transaction. Notwithstanding the foregoing, in no event shall the Company be obligated to offer to sell Parity Stock to the Preemptive Rights Holders pursuant to this Section 4(f) in connection with any securities issued to the owners of another entity in connection with the acquisition of such entity by the Company or any Subsidiary of the Company by merger, consolidation, sale or exchange of securities, purchase of substantially all of the assets, or other reorganization whereby the Company directly or indirectly acquires more than 50% of the voting power or assets of such entity.

(g)            Prior to the close of business on the applicable Conversion Date, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall not be deemed to be outstanding and Holders shall have no voting rights with respect to such shares of Common Stock solely by virtue of holding the Series A Preferred Stock.

(h)            In exercising the voting rights set forth in Sections 4(a), 4(b), 4(d) and 4(e), each share of Series A Preferred Stock shall be entitled to one vote.

(i)             The rules and procedures for calling and conducting any meeting of the Holders (including the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by the Articles of Incorporation, the Amended and Restated Bylaws and the Pennsylvania BCL.

(j)             If a Dividend Trigger Event occurs, then for so long as any Dividend Trigger Event remains outstanding, the then-applicable Dividend Rate will increase by 2.00% per annum until such time as all the accrued but unpaid Cash Dividends on the Series A Preferred Stock for the most recently completed fiscal quarter and all previously completed fiscal quarters are paid in full in cash. Upon the date that all unpaid Cash Dividends giving rise to all outstanding Dividend Trigger Events have been fully paid and are current (the “Cash Dividend Catch-Up”), the applicable Dividend Rate as set forth herein in the definition of “Dividend Rate” will once again apply from and after such date, unless and until a Dividend Trigger Event thereafter occurs and the Dividend Rate is once again increased in accordance with the terms of this Section 4(j).

(k)            Upon the occurrence of a Dividend Trigger Event that represents the fourth (4th) Dividend Trigger Event to occur while any Series A Preferred Stock remains outstanding (whether or not consecutive) and upon the occurrence of each Dividend Trigger Event thereafter, and lasting until such time as the Cash Dividend Catch-Up occurs with respect to all accrued and unpaid Cash Dividends or until the time there are no shares of Series A Preferred Stock outstanding, the Holders of a majority of the shares of outstanding Series A Preferred Stock (which shall include (i) Holders that are Affiliates of at least two of the Lead Investors if Affiliates of at least two of the Lead Investors are Holders as of such time and (ii) Holders that are Affiliates of the remaining Lead Investor if Affiliates of only one of the Lead Investors are Holders as of such time) shall be entitled to designate one natural person to attend all meetings of the Board of Directors or committees thereof (the “Board Observer”), in addition to the remedies set forth in Section 4(j). For as long as the Holders are entitled to designate a Board Observer, the Board Observer shall be entitled to attend all meetings (including telephonic meetings) of the Board of Directors and any committees thereof. The Company shall provide to the Board Observer any notices delivered to the members of the Board of Directors and a copy of all meeting materials concurrently with providing such notices and materials to the Board of Directors. The Board Observer shall not be a member of the Board of Directors and shall not have any voting rights with respect to any action brought before the Board of Directors or any committee thereof or count towards any quorum with respect to such actions. Notwithstanding any rights to be granted or provided to the Board Observer hereunder, the Board of Directors may exclude any Board Observer from access to any materials or meeting or portion thereof if the Board of Directors determines, in good faith, that (A) access would reasonably be expected to prevent the members of the Board of Directors or committee thereof from engaging in attorney-client privileged communication or result in a bona fide conflict of interest with the Company involving any arrangement or transaction (or potential arrangement or transaction) between the Company or its Subsidiaries, on the one hand, and Holders or any of their Affiliates, on the other hand (other than any redemption of or other transaction pertaining to the Series A Preferred Stock); provided that no such conflict shall be deemed to exist merely by virtue of the Holders or their Affiliates holding Series A Preferred Stock (provided, however, that such exclusion shall be limited to the portion of the material and/or meeting that is the basis for such exclusion and shall not extend to any portion of the material and/or meeting that does not involve or pertain to such exclusion) or (B) such portion of a meeting is an executive session limited solely to independent director members of the Board of Directors, independent auditors and/or legal counsel, as the Board of Directors may designate, and the Board Observer (assuming such Board Observer were a member of the Board of Directors) would not meet the then-applicable standards for independence adopted by New York Stock Exchange, or such other exchange on which the Company’s securities are then traded.

Section 5               Liquidation Rights.

(a)            In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, each Holder shall be entitled to receive, in respect of such shares of Series A Preferred Stock, and to be paid out of the assets of the Company available for distribution to its shareholders, an amount equal to the greater of (i) the sum of (x) the Liquidation Preference plus (y) Accrued Dividends thereon and (ii) the amount such Holder would have received had such Holder, immediately prior to the commencement of such liquidation, winding-up or dissolution of the Company, converted each share of Series A Preferred Stock then held by such Holder into shares of Common Stock pursuant to Section 6(a) using the then-applicable Conversion Rate, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock.

(b)            Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 5.

(c)            After the payment in full to the Holders of the amounts provided for in this Section 5, the Holders as such shall have no right or claim to any of the remaining assets of the Company in respect of their ownership of such Series A Preferred Stock.

(d)            In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 5(a), no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Series A Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which Holders of all Series A Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

Section 6               Conversion.

(a)             Beginning with the earlier of (i) April 10, 2021 and (ii) immediately prior to a liquidation of the Company, each Holder shall have the right to convert its shares of Series A Preferred Stock, in whole or in part, at any time and from time to time upon the request of such Holder, into that number of whole shares of Common Stock equal to the number of shares of Series A Preferred Stock to be converted multiplied by the Conversion Rate at such time; provided, however, that in no event shall the Company be obligated to honor such conversion request unless such conversion will involve an aggregate number of shares of Series A Preferred Stock with an underlying value of Common Stock equal to or greater than $20 million, taking into account and including any concurrent conversion requests by any Affiliates of such Holder, based on the Closing Sale Price on the Trading Day immediately preceding the Optional Conversion Notice Date (or a lesser underlying value if such conversion (i) will result in the conversion of all of the shares of Series A Preferred Stock held by such Holder or (ii) has been approved by the Board of Directors); provided, further, that each Holder and such Holder’s Affiliates shall together be entitled to a single conversion right per fiscal quarter. Notwithstanding anything to the contrary in this Section 6(a), if any lender, other creditor or counterparty under any Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies under such Permitted Loan on foreclosure or other exercise of remedies or rights in respect of any pledged shares of Series A Preferred Stock, then such pledged shares of Series A Preferred Stock may be immediately converted by such lender, creditor or counterparty into shares of Common Stock. To convert shares of Series A Preferred Stock into shares of Common Stock pursuant to this Section 6(a), such Holder shall give written notice (the “Optional Conversion Notice” and the date of such notice, the “Optional Conversion Notice Date”) to the Secretary of the Company stating that such Holder elects to so convert shares of Series A Preferred Stock and shall state therein: (A) the number of shares of Series A Preferred Stock to be converted and (B) the name or names in which such Holder wishes the shares of Common Stock to be issued. If a Holder validly delivers an Optional Conversion Notice in accordance with this Section 6(a), the Company shall direct the Transfer Agent to issue the shares of Common Stock no later than two (2) Business Days thereafter (the date of issuance of such shares, the “Optional Conversion Date”).

(b)            At any time after April 10, 2021, if the Holders have not elected to convert all of their shares of Series A Preferred Stock pursuant to Section 6(a), the Company shall have the right to cause the outstanding shares of Series A Preferred Stock to be converted, in whole and not in part into that number of whole shares of Common Stock equal to the number of shares of Series A Preferred Stock to be converted multiplied by the Conversion Rate at such time; provided, however, that in order for the Company to exercise such right, (i) the shares of Common Stock must be listed or admitted for trading on a National Securities Exchange, (ii) the Closing Sale Price of the Common Stock must exceed $27.99 for the twenty (20) consecutive Trading Days immediately preceding the Forced Conversion Notice Date, (iii) the average daily trading volume of the shares of Common Stock on the principal National Securities Exchange on which the shares of Common Stock are then listed or admitted to trading must exceed 1,000,000 shares of Common Stock (as such amount may be adjusted to reflect any Common Stock split, combination or similar event) for the twenty (20) consecutive Trading Days immediately preceding the Forced Conversion Notice Date, (iv) the Company must have an effective registration statement on file with the SEC covering resales of the underlying shares of Common Stock to be received by the applicable Holder upon any such conversion and (v) all prior accumulated and unpaid dividends (including, for the avoidance of doubt, Accrued Dividends) have been paid in cash in full. To convert shares of Series A Preferred Stock into shares of Common Stock pursuant to this Section 6(b), the Company shall give written notice (the “Forced Conversion Notice” and the date of such notice, the “Forced Conversion Notice Date”) to each Holder stating that the Company elects to force conversion of such shares of Series A Preferred Stock pursuant to this Section 6(b) and shall state therein (A) the Company elects to so convert shares of Series A Preferred Stock pursuant to this Section 6(b) and (B) the number of shares of Series A Preferred Stock to be converted. If the Company validly delivers a Forced Conversion Notice in accordance with this Section 6(b), the Company shall issue the shares of Common Stock no later than five (5) Business Days thereafter (the date of issuance of such shares, the “Forced Conversion Date”).

(c)            Upon conversion, each Holder shall provide the Transfer Agent a written instrument or instruments of transfer in form reasonably satisfactory to the Transfer Agent duly executed by the Holder or its duly authorized legal representative and (ii) transfer tax stamps or funds therefor, if required pursuant to Section 6(i).

(d)            Immediately prior to the close of business on the Optional Conversion Date or the Forced Conversion Date, as applicable, with respect to a conversion, a Holder shall be deemed to be the holder of record of Common Stock issuable upon conversion of such Holder’s shares of Series A Preferred Stock notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Holder. Except to the extent that a Holder is not able to convert its shares of Series A Preferred Stock into Common Stock as a result of the Company not having sufficient authorized capital under its Articles of Incorporation, on the Optional Conversion Date or the Forced Conversion Date, as applicable, dividends shall cease to accrue on the shares of Series A Preferred Stock so converted and all other rights with respect to the shares of Series A Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the number of whole shares of Common Stock into which such shares of Series A Preferred Stock have been converted. As promptly as practical after the conversion of any shares of Series A Preferred Stock into shares of Common Stock, the Transfer Agent shall deliver to the applicable Holder an Ownership Notice identifying the number of full shares of Common Stock to which such Holder is entitled.

(e)             The Conversion Rate shall be subject to the following adjustments (except as provided in Section 6(f)):

(i)              If the Company pays a dividend (or other distribution) in shares of Common Stock to holders of the Common Stock, in their capacity as holders of Common Stock, then the Conversion Rate in effect immediately following the record date for such dividend (or distribution) shall be divided by the following fraction:

OS1

OS0

where

OS0	=	the number of shares of Common Stock outstanding immediately prior to the record date for such dividend or distribution; and

OS1	=	the sum of (A) the number of shares of Common Stock outstanding immediately prior to the record date for such dividend or distribution and (B) the total number of shares of Common Stock constituting such dividend.

(ii)             If the Company subdivides or splits the shares of Common Stock into a greater or lesser number of shares of Common Stock, then the Conversion Rate in effect immediately following the effective date of such share subdivision or split shall be divided by the following fraction:

OS1

OS0

where

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision or split; and

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision or split.

(iii)            If the Company combines or reclassifies the shares of Common Stock into a greater or lesser number of shares of Common Stock, then the Conversion Rate in effect immediately following the effective date of such share combination or reclassification shall be divided by the following fraction:

OS1

OS0

where

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share combination or reclassification; and

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share combination or reclassification.

(iv)               If the Company issues by reclassification of its shares of Common Stock any Equity Interests (including any reclassification in connection with a merger, consolidation or business combination in which the Company is the surviving Person), then the Conversion Rate in effect immediately following the effective date of such reclassification shall be divided by the following fraction:

OS1

OS0

where

OS0	=	the number of shares of Common Stock outstanding immediately prior to the effective date of such share issuance by reclassification; and

OS1	=	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share issuance by reclassification.

(v)            In the case the Company effects a Pro Rata Repurchase of Common Stock (in each case other than in connection with a Change of Control) then the Conversion Rate shall be adjusted to the rate determined by multiplying the Conversion Rate in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (A) the product of (1) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (2) the Market Value of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (B) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (1) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (2) the Market Value per share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase.

(vi)           Subject to clause (vii) below, if the Company issues to holders of shares of the Common Stock, in their capacity as holders of Common Stock, rights, options or warrants entitling them to subscribe for or purchase shares of Common Stock at less than the Market Value determined on the Ex-Date for such issuance, then the Conversion Rate in effect immediately following the close of business on the Ex-Date for such issuance shall be divided by the following fraction:

OS0 + X

OS0 + Y

where

OS0	=	the number of shares of Common Stock outstanding at the close of business on the record date for such issuance;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Market Value determined as of the Ex-Date for such issuance.

(vii)          If the Company distributes to all holders of shares of Common Stock evidences of indebtedness, shares of capital stock (other than Common Stock) or other assets (including securities, but excluding any dividend or distribution referred to in clauses (i) above; any rights or warrants referred to in clause (vi) above; any consideration payable in connection with a tender or exchange offer made by the Company or any of its Subsidiaries referred to in clause (v) above and any dividend of shares of capital stock of any class or series, or similar Equity Interests, of or relating to a Subsidiary or other business unit in the case of certain spin-off transactions as described in (viii) below), then the Conversion Rate in effect immediately following the close of business on the record date for such distribution shall be divided by the following fraction:

SP0

SP0 – FMV

where

SP0	=	the Closing Sale Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date; and

FMV	=	the fair market value of the portion of the distribution applicable to one share of Common Stock on the Trading Day immediately preceding the Ex-Date as determined by the Board of Directors.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing adjustment to the Conversion Rate, each holder of Series A Preferred Stock shall receive, for each share of Series A Preferred Stock, at the same time and upon the same terms as holders of the Common Stock, the amount and kind of such distributed assets that such holder would have received as if such holder owned a number of shares of Common Stock equal to the quotient of (x) the Liquidation Preference plus Accrued Dividends at such time and (y) the Conversion Rate at such time on the Record Date for the distribution.

(viii)           In a spin-off, where the Company makes a dividend or distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar Equity Interests of, or relating to, a Subsidiary or other business unit where such capital stock or similar Equity Interests are, or will be when issued, listed or admitted for trading on a National Securities Exchange, the Conversion Rate shall be adjusted on the tenth Trading Day after the effective date of the distribution by dividing the Conversion Rate in effect immediately prior to such tenth Trading Day by the following fraction:

MP0 + MPS

MP0

where

MP0	=	the average of the Closing Sale Price of the Common Stock over each of the first 10 Trading Days commencing on and including the Ex-Date of such distribution; and

MPS	=	the average of the Closing Sale Price of the capital stock or Equity Interests representing the portion of the distribution applicable to one share of Common Stock over each of the first 10 Trading Days commencing on and including the Ex-Date of such distribution, or, as reported in the principal securities exchange or quotation system or market on which such shares are traded, or if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or Equity Interests representing the portion of the distribution applicable to one share of Common Stock on such Ex-Date as determined by the Board of Directors. Such Closing Sale Prices for the Trading Days in such 10 Trading Day period shall be adjusted in respect of transactions in respect of such capital stock or Equity Interests in like manner to the adjustment to “Closing Sale Price” specified in the second sentence of the definition of such term.

For purposes of determining the Conversion Rate in respect of any Conversion Date that occurs during the 10 Trading Days following, and including, the Ex-Date of any such spin-off, references within the previous sentence to 10 Trading Days or the 10th Trading Day shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Ex-Date of such distribution and such Conversion Date. In the event that such dividend or distribution described in clause (vii) or clause (viii) of this Section 6(e) is not so made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(ix)            Notwithstanding any other provisions of this Section 6(e), rights or warrants distributed by the Company to holders of Common Stock, in their capacity as holders of Common Stock, entitling the holders thereof to subscribe for or purchase shares of the Company’s capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and (C) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 6(e) (and no adjustment to the Conversion Rate under this Section 6(e) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under Section 6(e)(iii). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 6(e) was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, the Conversion Rate shall be readjusted as if such expired or terminated rights and warrants had not been issued. To the extent that the Company has a rights plan or agreement in effect upon conversion of the Series A Preferred Stock, which rights plan provides for rights or warrants of the type described in this clause, then upon conversion of Series A Preferred Stock the Holder will receive, in addition to the Common Stock to which he is entitled, a corresponding number of rights in accordance with the rights plan, unless a Trigger Event has occurred and the adjustments to the Conversion Rate with respect thereto have been made in accordance with the foregoing. In lieu of any such adjustment, the Company may amend such applicable shareholder rights plan or agreement to provide that upon conversion of the Series A Preferred Stock the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights that would have attached to such Common Stock if the Trigger Event had not occurred under such applicable shareholder rights plan or agreement.

(f)             Notwithstanding anything to the contrary in Section 6(e), no adjustment to the Conversion Rate shall be made with respect to: (i) any distribution or other transaction if the Holders are entitled to participate in such distribution or transaction as if they held a number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock immediately prior to such event, without having to convert their shares of Series A Preferred Stock, (ii) any cash dividends made to holders of shares of Common Stock (unless made in breach of Section 3(e)), (iii) any issuance of Equity Interests or securities convertible into Equity Interests in exchange for cash, (iv) any grant of shares of Common Stock or options, warrants or rights to purchase or receive shares of Common Stock or the issuance of shares of Common Stock upon the exercise or vesting of any such options, warrants or rights in respect of services provided to or for the benefit of the Company or its Affiliates, under compensation plans and agreements approved by the Board of Directors (including any long-term incentive plan), (v) any issuance of shares of Common Stock as all or part of the consideration to effect (A) the closing of any acquisition by the Company of assets or Equity Interests of a third party in an arm’s-length transaction, (B) the closing of any acquisition by the Company of assets or Equity Interests of any of its Affiliates or (C) the consummation of a merger, consolidation or other business combination of the Company with another entity in which the Company survives and the shares of Common Stock remain outstanding to the extent any such transaction set forth in clause (A), (B) or (C) above is approved by the Board of Directors or (vi) the issuance of shares of Common Stock upon conversion of the shares of Series A Preferred Stock or shares of Parity Stock.

(g)            If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to shareholders) abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Rate then in effect shall be required by reason of the taking of such record.

(h)            Upon any increase or decrease in the Conversion Rate, then, and in each such case, the Company promptly shall deliver to each Holder a certificate signed by an Officer, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Rate then in effect following such adjustment.

(i)             The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series A Preferred Stock and the issuance or delivery of any Ownership Notice, whether at the request of a Holder or upon the conversion of shares of Series A Preferred Stock, shall each be made without charge to the Holder or recipient of shares of Series A Preferred Stock for such certificates or Ownership Notice or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby or such Ownership Notice or the securities identified therein, and such certificates or Ownership Notice shall be issued or delivered in the respective names of, or in such names as may be directed by, the applicable Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of the relevant Series A Preferred Stock and the Company shall not be required to issue or deliver any such certificate or Ownership Notice unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

(j)              Any shares of Common Stock delivered pursuant to this Section 6 shall be validly issued, fully paid and nonassessable (except as such nonassessability may be affected by matters of any state or federal law), free and clear or any liens, claims, rights or encumbrances other than those arising under the laws of the Commonwealth of Pennsylvania or this Certificate of Designations or created by the holders thereof.

(k)             The Company shall at all times reserve and keep available for issuance upon the conversion of the Series A Preferred Stock such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required (including promptly calling and holding one or more special meetings of the Board of Directors and the shareholders of the Company until such increase is approved in accordance with applicable law and amending the Articles of Incorporation) to increase the authorized number of shares of Common Stock if at any time there shall be insufficient unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock or the payment or partial payment of dividends (if any) declared on Series A Preferred Stock that are payable in Common Stock. If the Company does not at any time have reserved and available the number of shares of Common Stock described in the preceding sentence, the Company shall pay to the Holders (on a Pro Rata basis across all Holders based on their respective ownership of Series A Preferred Stock) an amount equal to $50,000 per month (pro-rated for partial months), payable in cash no later than 5 Business Days after the end of each month until the Company again has reserved and available such number of shares of Common Stock. For the avoidance of doubt and notwithstanding anything here to the contrary, if the Company does not have a sufficient number of authorized but unissued shares of Common Stock to cause the conversion of any shares of Series A Preferred Stock when required, such shares of Series A Preferred Stock which would otherwise have been converted into shares of Common Stock shall remain outstanding and shall continue to accumulate and compound dividends pursuant to Section 3 until such time as such shares of Series A Preferred Stock are actually converted.

Section 7               Optional Redemption.

(a)             Subject to Section 7(d), at any time, and from time to time, on or after January 1, 2024, the Company shall have the right, subject to applicable law, to redeem the Holders’ shares of Series A Preferred Stock, in whole or in part, from any source of funds legally available for such purpose in accordance with this Section 7 and as permitted under Sections 1551 and 1552 of the Pennsylvania BCL. Any redemption by the Company pursuant to this Section 7 shall be subject to compliance with the provisions of any agreements governing the Company’s future or existing outstanding indebtedness. Any such redemption shall occur on a date set by the Company in its sole discretion (the “Optional Redemption Date”).

(b)            Subject to applicable law, the Company shall effect any such redemption pursuant to this Section 7 by paying cash for each share of Series A Preferred Stock to be redeemed in an amount equal to the greater of (i) the sum of (1)(A) the Issue Price multiplied by (B) 110%, plus (2) the Accrued Dividends as of such date and (ii) the amount the Holder of such share of Series A Preferred Stock would receive if such Holder had converted such share of Series A Preferred Stock into shares of Common Stock pursuant to Section 6(a) using the then-applicable Conversion Rate and the Company liquidated immediately thereafter (the “Optional Redemption Price”).

(c)            The Company shall give notice of its election to redeem the Series A Preferred Stock pursuant to this Section 7 not less than 15 days and not more than 90 days before the scheduled Optional Redemption Date, to the Holders of Series A Preferred Stock as such Holders’ names appear (as of the close of business on the Business Day next preceding the day on which notice is given) on the books of the Transfer Agent at the address of such Holders shown therein. Such notice (the “Optional Redemption Notice”) shall state: (i) the Optional Redemption Date, (ii) the number of shares of Series A Preferred Stock to be redeemed from such Holder, (iii) the Optional Redemption Price and (iv) the place where any shares of Series A Preferred Stock in certificated form are to be redeemed and shall be presented and surrendered for payment of the Optional Redemption Price therefor.

(d)            If the Company elects to effect a partial redemption of the Series A Preferred Stock pursuant to this Section 7, the number of shares of Series A Preferred Stock to be redeemed shall be determined by the Company, but shall be no less than 100,000 shares of Series A Preferred Stock (it being understood that if the aggregate amount of shares of Series A Preferred Stock outstanding is less than 100,000 shares, then all of such shares shall be redeemed). In the event of a partial redemption of shares of Series A Preferred Stock, such redemption shall occur on a Pro Rata basis across all Holders based on their respective ownership of Series A Preferred Stock and the remaining shares of Series A Preferred Stock that are not redeemed shall remain outstanding. Notwithstanding anything to the contrary herein, the Company shall be entitled to redeem Series A Preferred Stock pursuant to this Section 7 no more than once per fiscal quarter.

(e)           If the Company gives an Optional Redemption Notice, the Company shall deposit with the Paying Agent funds sufficient to redeem the shares of Series A Preferred Stock as to which such Optional Redemption Notice shall have been given, no later than the open of business on the Optional Redemption Date, and the Company shall give the Paying Agent irrevocable instructions and authority to pay the Optional Redemption Price to the Holders to be redeemed upon surrender or deemed surrender of the certificates therefor as set forth in the Optional Redemption Notice. If the Optional Redemption Notice shall have been given, then from and after the Optional Redemption Date, unless the Company defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the Optional Redemption Notice, all dividends on such shares of Series A Preferred Stock to be redeemed shall cease to accrue and all other rights with respect to the shares of Series A Preferred Stock to be redeemed, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the Optional Redemption Price. The Company shall be entitled to receive from the Paying Agent the interest income, if any, earned on such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the Optional Redemption Price of the shares of Series A Preferred Stock to be redeemed), and the holders of any shares of Series A Preferred Stock so redeemed shall have no claim to any such interest income. Any funds deposited with the Paying Agent hereunder by the Company for any reason, including redemption of shares of Series A Preferred Stock, that remain unclaimed or unpaid after two years after the Optional Redemption Date or other payment date, shall be, to the extent permitted by applicable law, repaid to the Company upon its written request, after which repayment the Holders entitled to such redemption or other payment shall have recourse only to the Company. Notwithstanding any Optional Redemption Notice, there shall be no redemption of any shares of Series A Preferred Stock called for redemption until funds sufficient to pay the full Optional Redemption Price of such shares shall have been deposited by the Company with the Paying Agent.

Section 8	Change of Control.

(a)           Promptly upon entry into a definitive agreement that provides for a Change of Control (but in no event less than 10 Business Days prior to consummating a Change of Control), the Company shall provide written notice thereof to the Holders.

(b)           In the event of a Cash Change of Control, the Series A Preferred Stock shall automatically be converted into Common Stock at the applicable Conversion Rate on the date on which the Cash Change of Control occurs, with the conversion effective immediately prior to the consummation of the Change of Control.

(c)           In the event of a Change of Control that is not a Cash Change of Control, then each Holder, with respect to all but not less than all of its shares of Series A Preferred Stock, by notice given to the Company within 10 Business Days of the date the Company provides written notice of the execution of definitive agreements that provide for such Change of Control, shall be entitled to elect one of the following (with the understanding that any Holder who fails to timely provide notice of its election to the Company shall be deemed to have elected the option set forth in clause (1) below):

(i)            convert all, but not less than all, of such Holder’s outstanding shares of Series A Preferred Stock into shares of Common Stock at the then-applicable Conversion Rate on the date on which such Change of Control occurs, with the conversion effective immediately prior to the consummation of the Change of Control;

(ii)           if the Company will not be the surviving Person upon the consummation of such Change of Control or the Company will be the surviving Person but its shares of Common Stock will no longer be listed or admitted to trading on a National Securities Exchange, require the Company to use its commercially reasonable efforts to deliver or to cause to be delivered to such Holder, in exchange for its shares of Series A Preferred Stock upon the consummation of such Change of Control, a security in the surviving Person or the parent of the surviving Person that has rights, preferences and privileges substantially equivalent to the shares of Series A Preferred Stock, including, for the avoidance of doubt, (A) the right to distributions equal in amount and timing to those provided in Section 4, (B) a conversion rate proportionately adjusted such that the conversion of such security in the surviving Person or parent of the surviving Person immediately following the consummation of such Change of Control would entitle the holder of record to the number of common securities of such Person (together with a number of common securities of equivalent value to any other assets received by a holder of shares of Common Stock in such Change of Control) which, if a share of Series A Preferred Stock had been converted into a share of Common Stock immediately prior to such Change of Control, such holder of record would have been entitled to receive immediately following such Change of Control and (C) structural protections (e.g., the definition of “Change of Control”) no less favorable to the Holders than the protections set forth in this Certificate of Designations (such security in the surviving Person, a “Substantially Equivalent Security”); provided, however, that, if the Company is unable to deliver or cause to be delivered a Substantially Equivalent Security to such Holder in connection with such Change of Control, each Holder (at such Holder’s election) shall be entitled to exercise the option provided in Section 8(c)(i) or Section 8(c)(iv) or require the Company to convert the shares of Series A Preferred Stock held by such Holder immediately prior to such Change of Control into a number of shares of Common Stock (the “MOIC Shares”) at a conversion ratio per share of Series A Preferred Stock owned by such Holder equal to: the quotient of (I) (a) the product of (i) 160% multiplied by (ii) the Issue Price less (b) the sum of (i) the aggregate cash distributions paid on such Series A Preferred Stock on or prior to the date of such Change of Control plus (ii) $[●]2 divided by (II) an amount equal to 95% of the VWAP of the Common Stock for the 20-day period immediately preceding the consummation of such Change of Control; provided, further, that such ratio shall in no event result in a share of Series A Preferred Stock that is being converted into MOIC Shares having a MOIC Value that (1) exceeds (x) 125% of the Issue Price, in the case of a Change of Control occurring prior to April 10, 2021; and (y) 135% of the Issue Price, in the case of a Change of Control occurring on or after April 10, 2021 but prior to April 10, 2022 or (2) irrespective of when such Change of Control occurs, is less than the sum of (A) (x) the Issue Price, multiplied by (y) 110%, plus (B) all Accrued Dividends on such share of Series A Preferred Stock on such date;

(iii)          if the Company is the surviving Person upon the consummation of such Change of Control, continue to hold Holder’s respective shares of Series A Preferred Stock; or

(iv)          require the Company to redeem all (but not less than all) of such Holder’s respective shares of Series A Preferred Stock at a price per share of Series A Preferred Stock equal to 101% of the sum of (x) the Issue Price, plus (y) any Accrued Dividends on such Series A Preferred Stock as of such date. Any redemption pursuant to this clause (iv) shall, as determined by the Company, be paid in cash, in shares of Common Stock or in a combination thereof. If all or any portion of such redemption is to be paid in shares of Common Stock, the shares of Common Stock to be issued shall be valued at 95% of the VWAP for the 20-day period ending on the fifth Trading Day immediately preceding the consummation of such Change of Control; provided, that any Holder that requires the Company to redeem its shares of Series A Preferred Stock pursuant to this Section 8(c)(iv) shall have the right to withdraw such election with respect to all (but not less than all) of its shares of Series A Preferred Stock at any time prior to the fifth Trading Day immediately preceding the consummation of such Change of Control and instead elect to be treated in accordance with any of clauses (i) through (iii) above. No later than three Trading Days prior to the consummation of such Change of Control, the Company shall deliver a written notice to the holders of record of the shares of Series A Preferred Stock stating the date on which the shares of Series A Preferred Stock will be redeemed and the Company’s computation of the amount of cash and/or shares of Common Stock to be received by the holder of record upon redemption of such shares of Series A Preferred Stock. If the Company shall be the surviving Person upon the consummation of such Change of Control and its shares of Common Stock will remain listed or admitted to trading on a National Securities Exchange, then no later than 5 Business Days following the consummation of such Change of Control, the Company shall remit the applicable cash and/or shares of Common Stock consideration to each holder of record of then outstanding shares of Series A Preferred Stock entitled to receive such cash or shares of Common Stock consideration pursuant to this clause (iv). If the Company will not be the surviving Person upon the consummation of such Change of Control or the Company will be the surviving Person but its shares of Common Stock will no longer be listed or admitted to trading on a National Securities Exchange, then the Company shall remit the applicable cash and/or shares of Common Stock consideration to such holders of record immediately prior to the consummation of such Change of Control. Any redemptions by the Company shall comply with Sections 1551 and 1552 of the Pennsylvania BCL. The holders of record shall deliver to the Company certificates representing the shares of Series A Preferred Stock, if any, as soon as practicable following such redemption. Holders of the shares of Series A Preferred Stock shall retain all of the rights and privileges thereof unless and until the consideration due to such Holders as a result of such redemption is paid in full in cash, shares of Common Stock or a combination of the foregoing, as applicable. After any such redemption, any such redeemed share of Series A Preferred Stock shall no longer constitute an issued and outstanding Equity Interest.

[2]	Note to Draft: To equal the amount of per unit distributions actually paid in cash on the Series A Preferred Units prior to the Closing.

Section 9	No Fractional Shares.

The shares of Series A Preferred Stock shall be issuable only in whole shares. No fractional shares of Common Stock or securities representing fractional shares of Common Stock shall be issued upon conversion, whether voluntary or mandatory, or in respect of dividend payments made in Common Stock on the Series A Preferred Stock. Instead, the Company shall round up to the next whole share the number of shares of Common Stock to be issued to any particular Holder upon conversion (and, for the avoidance of doubt, a 0.5 share of Common Stock shall be rounded to the next higher share of Common Stock).

Section 10	Uncertificated Shares; Certificated Shares.

(a)           Uncertificated Shares.

(i)            Form. Notwithstanding anything to the contrary herein, unless requested in writing by a Holder to the Company, the shares of Series A Preferred Stock and any shares of Common Stock issued upon conversion thereof shall be in uncertificated, book entry form as permitted by the bylaws of the Company and the Pennsylvania BCL. Within a reasonable time after the issuance or transfer of uncertificated shares, the Company shall, or shall cause the Transfer Agent to, send to the registered owner thereof an Ownership Notice.

(ii)          Transfer. Transfers of Series A Preferred Stock or Common Stock issued upon conversion thereof held in uncertificated, book-entry form shall be made only upon the transfer books of the Company kept at an office of the Transfer Agent upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock. The Company may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper.

(iii)          Legends. Each Ownership Notice issued with respect to a share of Series A Preferred Stock or any Common Stock issued upon the conversion of Series A Preferred Stock shall bear a legend in substantially the following form:

“THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE FOREGOING LEGEND WILL BE REMOVED AND A NEW OWNERSHIP NOTICE PROVIDED WITH RESPECT TO THE SECURITIES IDENTIFIED HEREIN UPON THE REQUEST OF THE HOLDER AFTER THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF EQUITRANS MIDSTREAM CORPORATION (THE “COMPANY”), INCLUDING THE CERTIFICATES OF DESIGNATIONS INCLUDED THEREIN (AS FURTHER AMENDED AND RESTATED FROM TIME TO TIME, THE “CHARTER”), THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER. THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS NOTICE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

In addition, each Ownership Notice issued with respect to a share of Series A Preferred Stock shall bear a legend in substantially the following form:

“BY ACCEPTANCE HEREOF AND ONLY UNTIL APRIL 10, 2021, THE HOLDER SHALL BE DEEMED TO HAVE AGREED WITH THE COMPANY THAT, FOR SO LONG AS THE HOLDER HOLDS THIS SECURITY, THE HOLDER SHALL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY SHORT SALE OF THE COMMON STOCK OF THE COMPANY (OR OTHER DERIVATIVE OR HEDGING TRANSACTIONS) THAT ARE DESIGNED TO, OR THAT MIGHT REASONABLY BE EXPECTED TO, RESULT IN THE TRANSFER TO ANOTHER PERSON, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF THIS SECURITY.”

(b)           Certificated Shares.

(i)            Form and Dating. When Series A Preferred Stock is in certificated form (“Certificated Series A Preferred Stock”), the Series A Preferred Stock certificate and the Transfer Agent’s certificate of authentication shall be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Series A Preferred Stock certificate may have notations, legends or endorsements required by applicable law, stock exchange rules, agreements to which the Company is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form acceptable to the Company. Each Series A Preferred Stock certificate shall be dated the date of its authentication.

(ii)           Execution and Authentication. Two Officers shall sign each Series A Preferred Stock certificate for the Company by manual or facsimile signature.

If an Officer whose signature is on a Series A Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Series A Preferred Stock certificate, the Series A Preferred Stock certificate shall be valid nevertheless.

A Series A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Series A Preferred Stock certificate. The signature shall be conclusive evidence that the Series A Preferred Stock certificate has been authenticated under this Certificate of Designations.

The Transfer Agent shall authenticate and deliver certificates for shares of Series A Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. Such order shall specify the number of shares of Series A Preferred Stock to be authenticated and the date on which the original issue of the Series A Preferred Stock is to be authenticated.

The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for the Series A Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Series A Preferred Stock whenever the Transfer Agent may do so. Each reference in this Certificate of Designations to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

(iii)          Transfer and Exchange. When Certificated Series A Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Series A Preferred Stock or to exchange such Certificated Series A Preferred Stock for an equal number of shares of Certificated Series A Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Series A Preferred Stock surrendered for transfer or exchange:

(A)          shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(B)          is being transferred or exchanged pursuant to subclause (1) or (2) below, and is accompanied by the following additional information and documents, as applicable:

(1)           if such Certificated Series A Preferred Stock is being delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect in substantially the form of Exhibit C hereto; or

(2)           if such Certificated Series A Preferred Stock is being transferred to the Company or to a “qualified institutional buyer” in accordance with Rule 144A under the Securities Act or pursuant to another exemption from registration under the Securities Act, (x) a certification to that effect (in substantially the form of Exhibit C hereto) and (y) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 10(b)(iv).

(iv)          Legends.

(A)          Each certificate evidencing Certificated Series A Preferred Stock or any Common Stock issued upon the conversion of Series A Preferred Stock shall bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE FORGOING LEGEND WILL BE REMOVED AND A NEW CERTIFICATE PROVIDED WITH RESPECT TO THESE SECURITIES UPON THE REQUEST OF THE HOLDER AFTER THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF EQUITRANS MIDSTREAM CORPORATION (THE “COMPANY”), INCLUDING THE CERTIFICATES OF DESIGNATIONS INCLUDED THEREIN (AS FURTHER AMENDED AND RESTATED FROM TIME TO TIME, THE “CHARTER”), THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER. THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS CERTIFICATE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

In addition, each certificate issued with respect to a share of Series A Preferred Stock shall bear a legend in substantially the following form:

“BY ACCEPTANCE HEREOF AND ONLY UNTIL APRIL 10, 2021, THE HOLDER SHALL BE DEEMED TO HAVE AGREED WITH THE COMPANY THAT, FOR SO LONG AS THE HOLDER HOLDS THIS SECURITY, THE HOLDER SHALL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY SHORT SALE OF THE COMMON STOCK OF THE COMPANY (OR OTHER DERIVATIVE OR HEDGING TRANSACTIONS) THAT ARE DESIGNED TO, OR THAT MIGHT REASONABLY BE EXPECTED TO, RESULT IN THE TRANSFER TO ANOTHER PERSON, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF THIS SECURITY.”

(B)          Upon any sale or transfer of a Transfer Restricted Security held in certificated form pursuant to Rule 144 under the Securities Act or another exemption from registration under the Securities Act or an effective registration statement under the Securities Act, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Series A Preferred Stock or certificated Common Stock that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security.

(v)           Replacement Certificates. If any of the Series A Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Preferred Stock certificate, or in lieu of and substitution for the Series A Preferred Stock certificate lost, stolen or destroyed, a new Series A Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series A Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

(vi)          Cancellation. In the event the Company shall purchase or otherwise acquire Certificated Series A Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation. The Transfer Agent and no one else shall cancel and destroy all Series A Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Series A Preferred Stock certificates to the Company. The Company may not issue new Series A Preferred Stock certificates to replace Series A Preferred Stock certificates to the extent they evidence Series A Preferred Stock which the Company has purchased or otherwise acquired.

(c)           Certain Obligations with Respect to Transfers and Exchanges of Series A Preferred Stock.

(i)            To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Certificated Series A Preferred Stock as required pursuant to the provisions of this Section 10.

(ii)           All shares of Series A Preferred Stock, whether or not Certificated Series A Preferred Stock, issued upon any registration of transfer or exchange of such shares of Series A Preferred Stock shall be the valid obligations of the Company, entitled to the same benefits under this Certificate of Designations as the shares of Series A Preferred Stock surrendered upon such registration of transfer or exchange.

(iii)          Prior to due presentment for registration of transfer of any shares of Series A Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Series A Preferred Stock are registered as the absolute owner of such Series A Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

(iv)          No service charge shall be made to a Holder for any registration of transfer or exchange of any Series A Preferred Stock or Common Stock issued upon the conversion thereof on the transfer books of the Company or the Transfer Agent or upon surrender of any Series A Preferred Stock certificate or Common Stock certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Series A Preferred Stock or Common Stock if the Person receiving shares in connection with such transfer or exchange is not the holder thereof.

(d)           No Obligation of the Transfer Agent. The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Certificate of Designations or under applicable law with respect to any transfer of any interest in any Series A Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Certificate of Designations, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(e)           Removal of Legend. In connection with a sale of any Series A Preferred Stock or the shares of Common Stock issuable upon conversion of the Series A Preferred Stock in reliance on Rule 144 promulgated under the Securities Act, the applicable Holder or its broker shall deliver to the Company and its Transfer Agent a broker representation letter providing to the Company and its Transfer Agent any information the Company deems necessary to determine that such sale is made in compliance with Rule 144, including, as may be appropriate, a certification that the applicable Holder is not an Affiliate of the Company and regarding the length of time the Series A Preferred Stock or the shares of Common Stock issuable upon conversion of the Series A Preferred Stock have been held. Upon receipt of such representation letter, the Company shall promptly direct its Transfer Agent to remove the applicable legend referred to in this Section 10 from the appropriate book-entry accounts maintained by the Transfer Agent or certificates, as applicable, and the Company shall bear all costs associated therewith (including paying the reasonable customary cost of any legal opinion required by the Transfer Agent to be rendered in connection with the removal of such legend). After a Holder or its permitted assigns have held the Series A Preferred Stock or the Common Stock issuable upon conversion of the Series A Preferred Stock for such time as non-Affiliates are permitted to sell without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Series A Preferred Stock or Common Stock issuable upon conversion of the Series A Preferred Stock and without volume or manner of sale restrictions under Rule 144, if the book-entry accounts for such Series A Preferred Stock or Common Stock issuable upon conversion of the Series A Preferred Stock still bear the applicable restrictive legend referred to in this Section 10, the Company agrees, upon request of such Holder or permitted assignee, to take all steps necessary to promptly effect the removal of the applicable legend described in this Section 10 therefrom, and the Company shall bear all costs associated therewith (including paying the reasonable customary cost of any legal opinion required by the Transfer Agent to be rendered in connection with the removal of such legend), regardless of whether the request is made in connection with a sale or otherwise, so long as such Holder or its permitted assigns provide to the Company any information the Company deems necessary to determine that the legend is no longer required under the requirements of the Securities Act and the rules and regulations of the SEC thereunder or applicable state laws, including a certification that the holder is not an Affiliate of the Company (and a covenant to inform the Company if it should thereafter become an Affiliate and to consent to the placing of an appropriate restrictive legend on the applicable Series A Preferred Stock in such case) and regarding the length of time the Series A Preferred Stock or the Common Stock issuable upon conversion of the Series A Preferred Stock have been held. The Company shall cooperate with the Holders to effect the removal of the applicable legend referred to in this Section 10 at any time such legend is no longer appropriate.

Section 11	Other Provisions.

(a)           With respect to any notice to a Holder required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any vote upon any such action (assuming due and proper notice to such other Holders). Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

(b)           Shares of Series A Preferred Stock that have been issued and reacquired by the Company in any manner, including shares of Series A Preferred Stock purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Pennsylvania) upon such reacquisition be automatically cancelled by the Company and shall not be reissued.

(c)           The shares of Series A Preferred Stock shall be issuable only in whole shares.

(d)           All notice periods referred to herein shall commence: (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile; (ii) one Business Day after being deposited with a nationally recognized next-day courier, postage prepaid; or (iii) three Business Days after being by first-class mail, postage prepaid. Notice to any Holder shall be given to the registered address set forth in the Company’s records for such Holder.

(e)           Any payments required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay. All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Company from time to time.

(f)            Notwithstanding anything to the contrary herein, whenever the Board of Directors is permitted or required to determine fair market value, such determination shall be made in good faith.

(g)           Except as set forth in Section 4(b)(ii), the Holders shall have no preemptive or preferential rights to purchase or subscribe to any stock, obligations, warrants or other securities of the Company of any class.

(h)          The Company shall distribute to the Holders copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents distributed generally to the holders of the Common Stock, at such times and by such method as documents are distributed to such holders of such Common Stock.

(i)           All payments and distributions (or deemed distributions) on the shares of Series A Preferred Stock (and any share of Common Stock issued upon the conversion or redemption of any share of Series A Preferred Stock) shall be subject to withholding and backup withholding of taxes to the extent required by applicable law, subject to applicable exemptions or reductions, and amounts withheld, if any, shall be treated as received by the Holders to the extent timely paid by the Company, the Transfer Agent or any of their respective agents or Affiliates to the appropriate taxing authority in accordance with applicable law.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this certificate to be signed and attested this [_] day of [_], 2020.

EQUITRANS MIDSTREAM CORPORATION

By:
Kirk R. Oliver
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO CERTIFICATE OF DESIGNATIONS

EXHIBIT A

FORM OF SERIES A PREFERRED STOCK

FACE OF SECURITY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE FORGOING LEGEND WILL BE REMOVED AND A NEW CERTIFICATE PROVIDED WITH RESPECT TO THESE SECURITIES UPON THE REQUEST OF THE HOLDER AFTER THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF EQUITRANS MIDSTREAM CORPORATION (THE “COMPANY”), INCLUDING THE CERTIFICATES OF DESIGNATIONS INCLUDED THEREIN (AS FURTHER AMENDED AND RESTATED FROM TIME TO TIME, THE “CHARTER”), THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER. THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS CERTIFICATE BY REFERENCE.

“BY ACCEPTANCE HEREOF AND ONLY UNTIL APRIL 10, 2021, THE HOLDER SHALL BE DEEMED TO HAVE AGREED WITH THE COMPANY THAT, FOR SO LONG AS THE HOLDER HOLDS THIS SECURITY, THE HOLDER SHALL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY SHORT SALE OF THE COMMON STOCK OF THE COMPANY (OR OTHER DERIVATIVE OR HEDGING TRANSACTIONS) THAT ARE DESIGNED TO, OR THAT MIGHT REASONABLY BE EXPECTED TO, RESULT IN THE TRANSFER TO ANOTHER PERSON, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF THIS SECURITY.”

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

A-1

Certificate Number [ ]	[ ] Shares of Series A Preferred Stock

Series A Preferred Stock
of
EQUITRANS MIDSTREAM CORPORATION

EQUITRANS MIDSTREAM CORPORATION, a Pennsylvania corporation (the “Company”), hereby certifies that [                    ] (the “Holder”) is the registered owner of [                    ] fully paid and non-assessable shares of Series A Preferred Stock, no par value, of the Company designated as the Series A Perpetual Convertible Preferred Shares (the “Series A Preferred Stock”). The shares of Series A Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series A Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations dated [ ], 2020, as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designations. The Company will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Series A Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, these shares of Series A Preferred Stock shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has executed this certificate this                     day of                     , 2020.

EQUITRANS MIDSTREAM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

A-2

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

These are shares of the Series A Preferred Stock referred to in the within-mentioned Certificate of Designations.

Dated:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Transfer Agent,

By:
Authorized Signatory

A-3

REVERSE OF SECURITY

Dividends on each share of Series A Preferred Stock shall be payable, when, as and if declared by the Company’s Board of Directors out of legally available funds as provided in the Certificate of Designations.

The shares of Series A Preferred Stock shall be convertible into the Company’s Common Stock upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Designations.

The shares of Series A Preferred Stock may be redeemed by the Company upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Designations.

The Company will furnish without charge to each holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such preferences and/or rights.

A-4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series A Preferred Stock evidenced hereby to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Series A Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Series A Preferred Stock Certificate)

Signature Guarantee:	[3]

[3]	Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-5

EXHIBIT B

OWNERSHIP NOTICE

THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE FOREGOING LEGEND WILL BE REMOVED AND A NEW OWNERSHIP NOTICE PROVIDED WITH RESPECT TO THE SECURITIES IDENTIFIED HEREIN UPON THE REQUEST OF THE HOLDER AFTER THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF EQUITRANS MIDSTREAM CORPORATION (THE “COMPANY”), INCLUDING THE CERTIFICATES OF DESIGNATIONS INCLUDED THEREIN (AS FURTHER AMENDED AND RESTATED FROM TIME TO TIME, THE “CHARTER”), THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER. THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS NOTICE BY REFERENCE.

IF THE SECURITIES IDENTIFIED HEREIN ARE SERIES A PREFERRED STOCK OF THE COMPANY, THEN BY ACCEPTANCE HEREOF AND ONLY UNTIL APRIL 10, 2021, THE HOLDER SHALL BE DEEMED TO HAVE AGREED WITH THE COMPANY THAT, FOR SO LONG AS THE HOLDER HOLDS THIS SECURITY, THE HOLDER SHALL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY SHORT SALE OF THE COMMON STOCK OF THE COMPANY (OR OTHER DERIVATIVE OR HEDGING TRANSACTIONS) THAT ARE DESIGNED TO, OR THAT MIGHT REASONABLY BE EXPECTED TO, RESULT IN THE TRANSFER TO ANOTHER PERSON, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF THIS SECURITY.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

This letter confirms and acknowledges that you are the registered owner of the number and the class or series of shares of capital stock of the Company listed on Schedule A to this letter.

In addition, please be advised that the Company will furnish without charge to each shareholder of the Company who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock, or series thereof, of the Company and the qualifications, limitations or restrictions of such preferences and/or rights, which are fixed by the Charter. Any such request should be directed to the Corporate Secretary of the Company.

The shares of capital stock of the Company have been not been registered under the Securities Act and, accordingly, may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an effective registration statement under the Act or an exemption from the registration requirements of the Act.

B-1

Dated:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Transfer Agent,

By:
Authorized Signatory

B-2

EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
REGISTRATION OF TRANSFER OF SERIES A PREFERRED STOCK

Re: Series A Perpetual Convertible Preferred Shares (the “Series A Preferred Stock”) of Equitrans Midstream Corporation (the “Company”)

This Certificate relates to shares of Series A Preferred Stock held by (the “Transferor”) in */:

☐	book entry form; or

☐	definitive form.

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Series A Preferred Stock.

In connection with such request and in respect of such Series A Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Designations relating to the above-captioned Series A Preferred Stock and that the transfer of this Series A Preferred Stock does not require registration under the Securities Act of 1933 (the “Securities Act”) because */:

☐	such Series A Preferred Stock is being acquired for the Transferor’s own account without transfer;

☐	such Series A Preferred Stock is being transferred to the Company;

☐	such Series A Preferred Stock is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A; or

☐	such Series A Preferred Stock is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

	[INSERT	NAME OF TRANSFEROR]

By:

Date:

*/	Please check applicable box.

Exhibit C

Form of Opinion of McGuireWoods LLP

1.            Organizational Status. Based solely on the Corporate Status Certificate, the Company is a validly existing corporation under the laws of the Commonwealth of Pennsylvania and is subsisting under such laws.

2.            Power and Authority. The Company has the corporate power and authority to own its properties and to conduct its business in all material respects as described in the Company’s most recent Annual Report on Form 10-K.

3.            Equitrans L.P. Organizational Status. Based solely on the Corporate Status Certificate, Equitrans L.P., a limited partnership organized under the laws of the Commonwealth of Pennsylvania (“Equitrans L.P.”) is a validly existing limited partnership under the laws of the Commonwealth of Pennsylvania and is subsisting under such laws.

4.            Equitrans L.P. Power and Authority. Equitrans L.P. has the limited partnership power and authority to own its properties and to conduct its business in all material respects as described in the Company’s most recent Annual Report on Form 10-K.

5.            Series A Preferred Shares. When (a) the Series A Preferred Shares have been issued and delivered as contemplated by the Agreement, (b) the Company has received the consideration provided for in the Agreement, (c) such consideration per share is not less than the amount required by the Authorizing Resolutions, (d) the Certificate of Designations has been duly filed with the Pennsylvania Department of State, Bureau of Corporations and Charitable Organizations of the Commonwealth of Pennsylvania and (e) certificates in the form required under the laws of the Commonwealth of Pennsylvania representing the shares of such Preferred Stock are duly executed, countersigned, registered and delivered, if such Preferred Stock is certificated, or book-entry notations in the form required under the laws of the Commonwealth of Pennsylvania have been made in the share register of the Company, if such Preferred Stock is not represented by certificates, such Series A Preferred Shares will be validly issued, fully paid and non-assessable.

6.            Common Stock. With respect to any Company Common Stock to be issued by the Company upon the conversion of the Series A Preferred Shares, when such Company Common Stock has been (a) issued and delivered upon conversion of the Series A Preferred Shares in accordance with the terms the Certificate of Designations, and (b) certificates in the form required under the laws of the Commonwealth of Pennsylvania representing the shares of such Company Common Stock are duly executed, countersigned, registered and delivered, if such Company Common Stock is certificated, or book-entry notations in the form required under the laws of the Commonwealth of Pennsylvania have been made in the share register of the Company, if such Company Common Stock is not represented by certificates, such Company Common Stock will be validly issued, fully paid and non-assessable.

7.            Execution and Delivery. The execution, delivery and performance of the Certificate of Designations, the Agreement and the Registration Rights Agreement (the “Subject Documents”) by the Company has been duly authorized by all necessary corporate action, and to the extent governed by Applicable Law, the Company has duly executed and delivered each Subject Document.

Exhibit C

Preferred Restructuring Agreement

8.            Noncontravention. Neither the execution and delivery by the Company of any Subject Document to which it is a party, nor the performance by the Company of its obligations thereunder (including the issuance and delivery of the Series A Preferred Shares and the issuance and delivery of any Company Common Stock to be issued by the Company upon the conversion of the Series A Preferred Shares) (a) violates any provision of the Organizational Documents of the Company; or (b) violates any statute or regulation of Applicable Law that, in each case, is applicable to the Company.

9.            Governmental Approvals. No consent, approval or authorization of, or filing with, any governmental authority of the Commonwealth of Pennsylvania pursuant to any statute or regulation of Applicable Law , that in each case, is applicable to the Company is required for the due execution and delivery by the Company of the Subject Documents or the performance by the Company of its obligations thereunder, except (a) as have been previously made or obtained, or (b) filings, consents or approvals under applicable state securities laws (including Blue Sky laws).

Exhibit C

Preferred Restructuring Agreement

Exhibit D

Form of Opinion of Latham & Watkins LLP

1.	The Partnership is a limited partnership under the DRULPA, with limited partnership power and authority to own its properties and to conduct its business in all material respects as described in the SEC Reports[1]. With your consent, based solely on certificates from public officials, we confirm that the Partnership is validly existing and in good standing under the laws of the State of Delaware.

2.	The General Partner is a limited liability company under the Delaware LLC Act, with limited liability company power and authority to own its properties, conduct its business and act as the general partner of the Partnership in all material respects as described in the SEC Reports. With your consent, based solely on certificates from public officials, we confirm that the General Partner is validly existing and in good standing under the laws of the State of Delaware.

3.	Each of the subsidiaries of the Company listed on Annex B hereto (the “Material Subsidiaries”) has all requisite corporate, limited liability company or partnership power and authority, as applicable, to own its properties and to conduct its business in all material respects as its business is now being conducted as described in the SEC Reports. With your consent, based solely on certificates from public officials, we confirm that each of the Material Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

4.	The execution and delivery by the Company, the Partnership and the General Partner, as applicable, of the Operative Documents and the issuance by the Company of the Preferred Shares to you do not, on the date hereof:

(i)	result in the breach of or a default under any of the Specified Agreements[2];

(ii)	violate any federal or New York statute, rule or regulation applicable to the Company or the Delaware Laws[3]; or

(iii)	require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal, New York statute, rule or regulation applicable to the Company or the Delaware Laws on or prior to the date hereof that have not been obtained or made.

5.	The Company is not, and immediately after giving effect to the issuance of the Preferred Shares in accordance with the Preferred Restructuring Agreement, will not be required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

6.	Assuming the accuracy of the representations and warranties of the Company and the Investors contained in the Preferred Restructuring Agreement, the issuance of the Preferred Shares by the Company to the Investors solely in the manner contemplated by the Preferred Restructuring Agreement, are exempt from the registration requirements of the Securities Act. We express no opinion, however, as to when or under what circumstances the Investors may reoffer or resell any Preferred Shares.

7.	Except as otherwise described in the Operative Documents[4], there are no restrictions upon the voting or transfer of any Preferred Shares or shares of common stock, no par value, of the Company issuable upon conversion of the Preferred Shares in accordance with the Certificate of Designations pursuant to the Specified Agreements.

1 Note to Draft: “SEC Reports” will be defined to mean ETRN’s and EQM’s reports filed under the Exchange Act since 1/1/2019.

2 Note to Draft: “Specified Agreements” will be defined to cover the material contracts filed as an exhibit to the ETRN and EQM 10-Ks.

3 Note to Draft: “Delaware Laws” will be defined to mean the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act.

4 Note to Draft: “Operative Documents” will be defined to mean the Registration Rights Agreement and the Preferred Restructuring Agreement.

Exhibit D

Preferred Restructuring Agreement

Exhibit E

Lead Investors
GSO Equitable Finance LP
MTP Energy Opportunities Fund II LLC
MTP EOF II IP LLC
MTP Energy Master Fund LLC
Magnetar Structured Credit Fund, LP
Magnetar Constellation Fund V LLC
Magnetar Longhorn Fund LP
SERIES V, A SERIES OF ASTRUM PARTNERS LLC
BSOF Qmodem (M) 2 L.P.
MTP Emerald Fund LLC
Investment Partners V (II), LLC
GEPIF III EQM Holdings, L.P.

Exhibit E

Preferred Restructuring Agreement

Exhibit F

Form of Joinder Agreement

This Joinder Agreement is executed by the undersigned pursuant to the Preferred Restructuring Agreement, dated as of February [●], 2020 (the “Agreement”), by and among Equitrans Midstream Corporation, a Pennsylvania corporation (the “Company”), EQM Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and the investors party thereto (the “Investors”), which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement. By the execution of this Joinder Agreement, the undersigned agrees as follows:

1.	The undersigned acknowledges that the undersigned is acquiring [•] Series A Preferred Units, subject to the terms and conditions of the Agreement (including the Schedules and Exhibits thereto).

2.	The undersigned hereby joins in, and agrees to be bound by and subject to, the Agreement, with the same force and effect as if the undersigned were originally an Investor party thereto.

3.	Any notice required or permitted by the Agreement shall be given to the undersigned at the address listed below.

4.	Each of the Company and the Partnership hereby acknowledge and agree that the undersigned shall be deemed an Investor under the Agreement with respect to the number of Series A Preferred Units set forth above and that such Investor shall be entitled to all of the rights and benefits, and subject to all of the obligations, of an Investor under the Agreement.

EXECUTED AND DATED as of this [•] day of [•], 2020.

EQUITRANS MIDSTREAM CORPORATION

By:
Name:
Title:

EQM MIDSTREAM PARTNERS, LP

By: EQGP Services, LLC, its general partner

By:
Name:
Title:

[JOINING PARTY]

By:
Name:
Title:

Notice Address:

Exhibit F

Preferred Restructuring Agreement